SLM Student Loan Trust 2002-4

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 3/1/03-5/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/2003	Activity	5/31/2003
A	i	Portfolio Balance	$1,233,492,326.91	$(56,135,314.48)	$1,177,357,012.43
	ii	Interest to be Capitalized	19,747,961.88		20,813,559.83

	iii	Total Pool	$1,253,240,288.79		$1,198,170,572.26
	iv	Specified Reserve Account Balance	3,133,100.72		2,995,426.43

	v	Total Adjusted Pool	$1,256,373,389.51		$1,201,165,998.69

B	i	Weighted Average Coupon (WAC)	3.944%		3.941%
	ii	Weighted Average Remaining Term	118.75		116.91
	iii	Number of Loans	361,178		348,107
	iv	Number of Borrowers	199,161		192,391
	v	Aggregate Outstanding Principal Balance—T-Bill	$265,477,850.00		$252,683,977.58
	vi	Aggregate Outstanding Principal Balance— Commercial Paper	$987,762,438.79		$945,486,594.68
	Notes and Certificates			Spread	Balance 03/17/03	% of O/S Securities	Balance 6/16/03	% of O/S Securities
C	i	A-1 Notes	78442GDU7	0.000%	$68,282,807.57	5.403%	$7,134,786.15	0.593%
	ii	A-2 Notes	78442GDV5	0.030%	397,000,000.00	31.415%	397,000,000.00	33.012%
	iii	A-3 Notes	78442GDW3	0.080%	280,000,000.00	22.157%	280,000,000.00	23.283%
	iv	A-4 Notes	78442GDX1	0.140%	472,480,000.00	37.388%	472,480,000.00	39.288%
	v	B Notes	78442GDY9	0.360%	45,973,000.00	3.638%	45,973,000.00	3.823%

	vi	Total Notes			$1,263,735,807.57	100.000%	$1,202,587,786.15	100.000%

	Reserve Account		3/17/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$3,133,100.72	$2,995,426.43
	iv	Reserve Account Floor Balance ($)	$1,503,142.00	$1,503,142.00
	v	Current Reserve Acct Balance ($)	$3,133,100.72	$2,995,426.43

1

II.    2002-4    Transactions from:    3/1/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$32,844,858.35
	ii	Principal Collections from Guarantor	6,803,688.09
	iii	Principal Reimbursements	19,883,518.50
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$59,532,064.94
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$332,096.38
	ii	Capitalized Interest	(3,728,846.84)

	iii	Total Non-Cash Principal Activity	$(3,396,750.46)
C	Total Student Loan Principal Activity		$56,135,314.48

D	Student Loan Interest Activity
	i	Regular Interest Collections	$4,535,634.51
	ii	Interest Claims Received from Guarantors	261,975.47
	iii	Collection Fees	28,143.34
	iv	Late Fee Reimbursements	177,124.75
	v	Interest Reimbursements	175,979.71
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	62,623.28
	viii	Subsidy Payments	3,116,670.84

	ix	Total Interest Collections	$8,358,151.90
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(165,434.18)
	ii	Capitalized Interest	3,728,846.84

	iii	Total Non-Cash Interest Adjustments	$3,563,412.66
F	Total Student Loan Interest Activity		$11,921,564.56

G.	Non-Reimbursable Losses During Collection Period		$122,224.79
H.	Cumulative Non-Reimbursable Losses to Date		$271,416.13

2

III.    2002-4    Collection Account Activity    3/1/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$21,552,217.37
	ii	Cash Consolidation Principal Payments	$18,096,329.07
	iii	Cash Forwarded by Administrator on behalf of Seller	326,747.59
	iv	Cash Forwarded by Administrator on behalf of Servicer	10,793.98
	v	Cash Forwarded by Administrator for Consolidation Activity	19,545,976.93

	vi	Total Principal Collections	$59,532,064.94
B	Interest Collections
	i	Interest Payments Received—Cash	$7,754,619.21
	ii	Cash Consolidation Interest Payments	$222,284.89
	iii	Cash Forwarded by Administrator on behalf of Seller	5,951.29
	iv	Cash Forwarded by Administrator on behalf of Servicer	858.13
	v	Cash Forwarded by Administrator for Consolidation Activity	169,170.29
	vi	Collection Fees	28,143.34
	vii	Cash Forwarded by Administrator for Late Fee Activity	177,124.75

	viii	Total Interest Collections	$8,358,151.90
C	Other Reimbursements		$14,701.69
D	Administrator Account Investment Income		$49,418.22
E	Return funds borrowed for previous distribution		$—
	TOTAL FUNDS RECEIVED		$67,954,336.75
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(1,831,383.31)

F	TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT		$66,122,953.44

G	Servicing Fees Due for Current Period		$891,421.41

	Less:	Servicing ADJ [A iv + B iv]	$(11,652.11)

H		Carryover Servicing Fees Due	$—

I	Administration Fees Due	$20,000.00

J	Total Fees Due for Period	$899,769.30

3

IV.    2002-4    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School
Current	3.465%	3.465%	92,558	71,974	25.627%	20.676%	$356,984,339.80	$271,516,604.65	28.941%	23.062%
Grace
Current	3.466%	3.465%	21,403	35,338	5.926%	10.151%	$74,569,294.04	$136,929,208.70	6.045%	11.630%

TOTAL INTERIM	3.465%	3.465%	113,961	107,312	31.553%	30.827%	$431,553,633.84	$408,445,813.35	34.986%	34.692%

REPAYMENT
Active
Current	4.377%	4.370%	119,720	117,100	33.147%	33.638%	$423,618,364.69	$398,288,580.11	34.344%	33.830%
31-60 Days Delinquent	4.264%	4.281%	9,795	10,595	2.712%	3.044%	$30,913,573.88	$32,120,926.78	2.506%	2.728%
61-90 Days Delinquent	4.165%	4.223%	8,539	6,091	2.364%	1.750%	$27,510,768.64	$17,410,948.06	2.230%	1.479%
91-120 Days Delinquent	4.171%	4.250%	4,661	3,598	1.290%	1.034%	$12,877,628.28	$10,359,983.81	1.044%	0.880%
› 120 Days Delinquent	4.162%	4.148%	15,453	12,901	4.278%	3.706%	$36,329,212.22	$33,500,012.29	2.945%	2.845%
Deferment
Current	3.565%	3.564%	35,045	32,942	9.703%	9.463%	$103,776,608.50	$99,218,174.36	8.413%	8.427%
Forbearance
Current	4.203%	4.181%	52,149	55,506	14.439%	15.945%	$162,497,525.02	$173,211,876.98	13.174%	14.712%

TOTAL REPAYMENT	4.211%	4.204%	245,362	238,733	67.933%	68.580%	$797,523,681.23	$764,110,502.39	64.656%	64.901%

Claims in Process (1)	4.203%	4.203%	1,855	2,060	0.514%	0.592%	$4,415,011.84	$4,797,235.50	0.358%	0.407%
Aged Claims Rejected (2)		4.060%		2	0.000%	0.001%		$3,461.19	0.000%	0.000%

GRAND TOTAL	3.944%	3.941%	361,178	348,107	100.000%	100.000%	$1,233,492,326.91	$1,177,357,012.43	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-4    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
GSL—Subsidized	3.771%	191,599	$553,066,229.52	46.975%
GSL—Unsubsidized	3.759%	123,972	430,054,251.69	36.527%
PLUS Loans	4.865%	31,981	192,428,040.54	16.344%
SLS Loans	5.307%	555	1,808,490.68	0.154%
Total	3.941%	348,107	$1,177,357,012.43	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	3.898%	249,127	$925,198,969.75	78.583%
Two Year	4.115%	12	50,537.04	0.004%
Technical	4.196%	37,945	102,616,711.15	8.716%
Other	4.087%	61,023	149,490,794.49	12.697%
Total	3.941%	348,107	$1,177,357,012.43	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-4    Expected Interest Calculation and Interest Rate Cap Payments

A	Borrower Interest Accrued During Collection Period		$9,317,399.61
B	Interest Subsidy Payments Accrued During Collection Period		1,682,712.85
C	SAP Payments Accrued During Collection Period		0.00
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)		103,937.39
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)		49,418.22

F	Net Expected Interest Collections		$11,153,468.07
G	Interest Rate Cap Payments Due to the Trust
			Cap
	i	Cap Notional Amount	50,000,000
	ii	Libor	1.25875%
	iii	Cap %	4.00000%
	iv	Excess Over Cap (ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

VII.    2002-4    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003181840	(3/17/03-6/16/03)	1.25875%
B	Class A-2 Interest Rate	0.003257674	(3/17/03-6/16/03)	1.28875%
C	Class A-3 Interest Rate	0.003384063	(3/17/03-6/16/03)	1.33875%
D	Class A-4 Interest Rate	0.003535729	(3/17/03-6/16/03)	1.39875%
E	Class B Interest Rate	0.004091840	(3/17/03-6/16/03)	1.61875%

6

VIII.    2002-4    Input from Previous Quarterly Servicing Report    2/28/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,233,492,326.91
	ii	Interest To Be Capitalized	19,747,961.88

	iii	Total Pool	$1,253,240,288.79
	iv	Specified Reserve Account Balance	3,133,100.72

	v	Total Adjusted Pool	$1,256,373,389.51

B	Total Note and Certificate Factor		0.82464898276
C	Total Note Balance		$1,263,735,807.57
D	Note Balance 3/17/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	0.2026196070	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$68,282,807.57	$397,000,000.00	$280,000,000.00	$472,480,000.00	$45,973,000.00

E	Note Principal Shortfall		$7,362,418.06	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance						$3,133,100.72
I	Unpaid Primary Servicing Fees from Prior Month(s)						$0.00
J	Unpaid Administration fees from Prior Quarter(s)						$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)						$0.00
L	Interest Due on Unpaid Carryover Servicing Fees						$0.00

7

IX.    2002-4    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Sections III-F + VI-D + VI-G-v + X-G-vii)		$66,364,565.12	$66,364,565.12
B	Primary Servicing Fees—Current Month		$879,769.30	$65,484,795.82
C	Administration Fee		$20,000.00	$65,464,795.82
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$217,264.99	$65,247,530.83
	ii	Class A-2	$1,293,296.42	$63,954,234.41
	iii	Class A-3	$947,537.50	$63,006,696.91
	iv	Class A-4	$1,670,561.32	$61,336,135.59
	v	Class B	$188,114.17	$61,148,021.42

	vi	Total Noteholder's Interest Distribution	$4,316,774.40
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$61,148,021.42	$(0.00)
	ii	Class A-2	$0.00	$(0.00)
	iii	Class A-3	$0.00	$(0.00)
	iv	Class A-4	$0.00	$(0.00)
	v	Class B	$0.00	$(0.00)

	vi	Total Noteholder's Principal Distribution	$61,148,021.42
F	Increase to the Specified Reserve Account Balance		$0.00	$(0.00)
G	Carryover Servicing Fees		$0.00	$(0.00)
H	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$0.00
	ii	Class A-2	$0.00	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	v	Class B	$0.00	$0.00

	vi	Total Noteholder's Interest Carryover	$0.00
I	Excess to Reserve Account		$0.00	$0.00

8

X.    2002-4    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$217,264.99	$1,293,296.42	$947,537.50	$1,670,561.32	$188,114.17
	ii	Quarterly Interest Paid	217,264.99	1,293,296.42	$947,537.50	$1,670,561.32	188,114.17

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$62,569,808.88	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	61,148,021.42	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$1,421,787.46	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$61,365,286.41	$1,293,296.42	$947,537.50	$1,670,561.32	$188,114.17

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$1,263,735,807.57
	ii	Adjusted Pool Balance 5/31/03	1,201,165,998.69

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$62,569,808.88

	iv	Adjusted Pool Balance 2/28/03	$1,256,373,389.51
	v	Adjusted Pool Balance 5/31/03	1,201,165,998.69

	vi	Current Principal Due (iv-v)	$55,207,390.82
	vii	Principal Shortfall from previous Collection Period	7,362,418.06

	viii	Principal Distribution Amount (vi + vii)	$62,569,808.88

	ix	Principal Distribution Amount Paid	$61,148,021.42
	x	Principal Shortfall (viii-ix)	$1,421,787.46
C		Total Principal Distribution	$61,148,021.42
D		Total Interest Distribution	4,316,774.40

E		Total Cash Distributions	$65,464,795.82

F	Note Balances			3/17/2003	6/16/2003
	i	A-1 Note Balance	78442GDU7	$68,282,807.57	$7,134,786.15
		A-1 Note Pool Factor		0.2026196070	0.0211714723
	ii	A-2 Note Balance	78442GDV5	$397,000,000.00	$397,000,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GDW3	$280,000,000.00	$280,000,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GDX1	$472,480,000.00	$472,480,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	v	B Note Balance	78442GDY9	$45,973,000.00	$45,973,000.00
		B Note Pool Factor		1.0000000000	1.0000000000

G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$3,133,100.72
	ii	Deposits to correct Shortfall	$—
	iii	Deposits from Excess Servicing	$—

	iv	Total Reserve Account Balance Available	$3,133,100.72
	v	Required Reserve Account Balance	$2,995,426.43
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$137,674.29
	viii	Ending Reserve Account Balance	$2,995,426.43

9

XI.    2002-4    Historical Pool Information

		3/1/03-5/31/03	12/1/02-2/28/03	9/1/02-11/30/02	7/9/02-8/31/02
Beginning Student Loan Portfolio Balance		$1,233,492,326.91	$1,318,637,823.20	$1,405,834,344.24	$1,477,360,738.22

Student Loan Principal Activity
i	Regular Principal Collections	$32,844,858.35	$33,952,525.56	$36,780,836.76	$51,891,697.99
ii	Principal Collections from Guarantor	6,803,688.09	7,605,002.78	1,567,269.35	814,084.96
iii	Principal Reimbursements	19,883,518.50	48,016,037.60	57,407,047.39	27,218,442.44
iv	Other System Adjustments	—	—	—	—

v	Total Principal Collections	$59,532,064.94	$89,573,565.94	$95,755,153.50	$79,924,225.39
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$332,096.38	$469,909.89	$366,027.98	$364,510.51
ii	Capitalized Interest	(3,728,846.84)	(4,897,979.54)	(8,924,660.44)	(8,762,341.92)

iii	Total Non-Cash Principal Activity	$(3,396,750.46)	$(4,428,069.65)	$(8,558,632.46)	$(8,397,831.41)

(-) Total Student Loan Principal Activity		$56,135,314.48	$85,145,496.29	$87,196,521.04	$71,526,393.98

Student Loan Interest Activity
i	Regular Interest Collections	$4,535,634.51	$4,870,982.99	$5,141,001.78	$8,731,142.33
ii	Interest Claims Received from Guarantors	261,975.47	345,534.53	46,578.91	11,721.23
iii	Collection Fees	28,143.34	22,613.29	13,142.18	3,599.91
iv	Late Fee Reimbursements	177,124.75	170,338.09	163,371.22	193,615.72
v	Interest Reimbursements	175,979.71	487,965.53	1,152,348.56	346,774.65
vi	Other System Adjustments	—	—	—	—
vii	Special Allowance Payments	62,623.28	355,056.67	—	—
viii	Subsidy Payments	3,116,670.84	3,381,315.35	2,559,624.10	—

ix	Total Interest Collections	$8,358,151.90	$9,633,806.45	$9,076,066.75	$9,286,853.84
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(165,434.18)	$(325,167.39)	$(325,239.64)	$(302,561.26)
ii	Capitalized Interest	3,728,846.84	4,897,979.54	8,924,660.44	8,762,341.92

iii	Total Non-Cash Interest Adjustments	$3,563,412.66	$4,572,812.15	$8,599,420.80	$8,459,780.66

Total Student Loan Interest Activity		$11,921,564.56	$14,206,618.60	$17,675,487.55	$17,746,634.50
(=) Ending Student Loan Portfolio Balance		$1,177,357,012.43	$1,233,492,326.91	$1,318,637,823.20	$1,405,834,344.24

(+) Interest to be Capitalized		$20,813,559.83	$19,747,961.88	$19,927,314.27	$24,858,533.05

(=) TOTAL POOL		$1,198,170,572.26	$1,253,240,288.79	$1,338,565,137.47	$1,430,692,877.29

(+) Reserve Account Balance		$2,995,426.43	$3,133,100.72	$3,346,412.84	$3,576,732.19

(=) Total Adjusted Pool		$1,201,165,998.69	$1,256,373,389.51	$1,341,911,550.31	$1,434,269,609.48

10

XII.    2002-4    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Sep-02	$1,430,692,877	12.31%
Dec-02	$1,338,565,137	15.82%
Mar-03	$1,253,240,289	16.71%
Jun-03	$1,198,170,572	15.48%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-5

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 03/01/03-05/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/03	Activity	5/31/2003
A	i	Portfolio Balance	$1,174,882,566.16	$(43,204,558.53)	$1,131,678,007.63
	ii	Interest to be Capitalized	19,456,760.99		21,137,091.54

	iii	Total Pool	$1,194,339,327.15		$1,152,815,099.17
	iv	Specified Reserve Account Balance	2,985,848.32		2,882,037.75

	v	Total Adjusted Pool	$1,197,325,175.47		$1,155,697,136.92

B	i	Weighted Average Coupon (WAC)	3.827%		3.824%
	ii	Weighted Average Remaining Term	125.24		122.99
	iii	Number of Loans	357,094		345,991
	iv	Number of Borrowers	204,638		199,255
	v	Aggregate Outstanding Principal Balance—T-Bill	$209,446,796.52		$193,453,413.80
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$984,892,530.63		$959,361,685.37
	Notes			Spread	Balance 03/17/03	% of O/S Securities	Balance 06/16/03	% of O/S Securities
C	i	A-1 Notes	78442GDZ6	0.000%	$96,460,452.20	8.028%	$50,697,136.92	4.387%
	ii	A-2 Notes	78442GEA0	0.030%	355,750,000.00	29.610%	355,750,000.00	30.782%
	iii	A-3 Notes	78442GEB8	0.100%	226,500,000.00	18.852%	226,500,000.00	19.599%
	iv	A-4L Notes	78442GEC6	0.150%	182,750,000.00	15.211%	182,750,000.00	15.813%
	v	A-4CP Notes	78442GED4	0.230%	300,000,000.00	24.970%	300,000,000.00	25.958%
	vi	B Notes	78442GEE2	0.430%	40,000,000.00	3.329%	40,000,000.00	3.461%

	vii	Total Notes			$1,201,460,452.20	100.000%	$1,155,697,136.92	100.000%

	Reserve Account		3/17/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$2,985,848.32	$2,882,037.75
	iv	Reserve Account Floor Balance ($)	$1,325,707.00	$1,325,707.00
	v	Current Reserve Acct Balance ($)	$2,985,848.32	$2,882,037.75

1

II.    2002-5    Transactions from:    2/28/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$27,223,604.35
	ii	Principal Collections from Guarantor	3,685,597.33
	iii	Principal Reimbursements	14,482,594.42
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$45,391,796.10
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$148,146.57
	ii	Capitalized Interest	(2,335,384.14)

	iii	Total Non-Cash Principal Activity	$(2,187,237.57)
C	Total Student Loan Principal Activity		$43,204,558.53

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,293,539.01
	ii	Interest Claims Received from Guarantors	188,011.71
	iii	Collection Fees/Return Items	15,817.91
	iv	Late Fee Reimbursements	110,133.12
	v	Interest Reimbursements	136,235.01
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	30,216.60
	viii	Subsidy Payments	4,176,093.80

	ix	Total Interest Collections	$7,950,047.16
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(91,310.97)
	ii	Capitalized Interest	2,335,384.14

	iii	Total Non-Cash Interest Adjustments	$2,244,073.17
F	Total Student Loan Interest Activity		$10,194,120.33

G.	Non-Reimbursable Losses During Collection Period		$54,083.04
H.	Cumulative Non-Reimbursable Losses to Date		$66,566.21

2

III.    2002-5    Collection Account Activity    2/28/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$16,964,454.60
	ii	Cash Consolidation Principal Payments	$13,944,747.08
	iii	Cash Forwarded by Administrator on behalf of Seller	906,513.85
	iv	Cash Forwarded by Administrator on behalf of Servicer	28,018.08
	v	Cash Forwarded by Administrator for Consolidation Activity	13,548,062.49

	vi	Total Principal Collections	$45,391,796.10
B	Interest Collections
	i	Interest Payments Received—Cash	$7,531,030.44
	ii	Cash Consolidation Interest Payments	$156,830.68
	iii	Cash Forwarded by Administrator on behalf of Seller	18,407.46
	iv	Cash Forwarded by Administrator on behalf of Servicer	1,924.23
	v	Cash Forwarded by Administrator for Consolidation Activity	115,903.32
	vi	Collection Fees/Return Items	15,817.91
	vii	Cash Forwarded by Administrator for Late Fee Activity	110,133.12

	viii	Total Interest Collections	$7,950,047.16
C	Other Reimbursements		$20,304.14
D	Administrator Account Investment Income		$34,478.25
E	Return funds borrowed for previous distribution		$—
	TOTAL FUNDS RECEIVED		$53,396,625.65
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(1,747,946.00)

F	TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT		$51,648,679.65

G	Servicing Fees Due for Current Period		$855,872.98

	Less:	Servicing ADJ [A iv + B iv]	$(29,942.31)

H		Carryover Servicing Fees Due	$—

I	Administration Fees Due	$20,000.00

J	Total Fees Due for Period	$845,930.67

3

IV.    2002-5    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School
Current	3.460%	3.460%	161,627	128,683	45.262%	37.193%	$590,378,268.99	$455,225,016.66	50.250%	40.224%
Grace
Current	3.460%	3.460%	35,634	55,972	9.979%	16.177%	$122,430,021.63	$215,675,734.32	10.421%	19.057%

TOTAL INTERIM	3.460%	3.460%	197,261	184,655	55.241%	53.370%	$712,808,290.62	$670,900,750.98	60.670%	59.281%

REPAYMENT
Active
Current	4.550%	4.530%	99,536	98,640	27.874%	28.509%	$282,950,665.88	$272,863,726.77	24.084%	24.110%
31-60 Days Delinquent	4.441%	4.437%	5,970	6,863	1.672%	1.984%	$16,902,602.47	$19,799,105.39	1.439%	1.749%
61-90 Days Delinquent	4.232%	4.368%	5,486	3,822	1.536%	1.105%	$15,969,969.13	$10,862,984.86	1.359%	0.960%
91-120 Days Delinquent	4.382%	4.427%	1,765	1,901	0.494%	0.549%	$4,825,611.08	$5,425,124.92	0.411%	0.479%
› 120 Days Delinquent	4.469%	4.295%	6,921	6,442	1.938%	1.862%	$17,267,114.49	$16,455,326.59	1.470%	1.454%
Deferment
Current	3.705%	3.675%	17,176	17,641	4.810%	5.099%	$51,576,666.68	$53,560,830.66	4.390%	4.733%
Forbearance
Current	4.360%	4.274%	22,211	25,039	6.220%	7.237%	$70,480,260.48	$79,388,261.58	5.999%	7.015%

TOTAL REPAYMENT	4.407%	4.368%	159,065	160,348	44.544%	46.345%	$459,972,890.21	$458,355,360.77	39.151%	40.500%

Claims in Process (1)	4.571%	4.538%	766	985	0.215%	0.285%	$2,099,764.71	$2,468,219.76	0.179%	0.218%
Aged Claims Rejected (2)	4.060%	4.060%	2	3	0.001%	0.001%	$1,620.62	$3,676.12	0.000%	0.000%

GRAND TOTAL	3.827%	3.824%	357,094	345,991	100.000%	100.000%	$1,174,882,566.16	$1,131,728,007.63	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-5    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
GSL—Unsubsidized	3.645%	116,006	$433,999,852.84	38.350%
GSL—Subsidized	3.806%	212,314	609,417,315.71	53.851%
PLUS Loans	4.910%	17,665	88,237,311.13	7.797%
SLS Loans	5.315%	6	23,527.95	0.002%
Total	3.824%	345,991	$1,131,678,007.63	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	3.799%	283,972	$983,700,042.96	86.924%
Two Year	3.977%	42,368	96,354,968.22	8.514%
Technical	4.143%	19,512	51,319,026.64	4.535%
Other	5.389%	139	303,969.81	0.027%
Total	3.824%	345,991	$1,131,678,007.63	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-5    Expected Interest Calculation

A	Borrower Interest Accrued During Collection Period	$7,430,284.51
B	Interest Subsidy Payments Accrued During Collection Period	0.00
C	SAP Payments Accrued During Collection Period	0.00
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)	75,318.04
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)	34,478.25

F	Net Expected Interest Collections	$7,540,080.80

VII.    2002-5    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003181840	(03/17/03 - 06/16/03)	1.25875%
B	Class A-2 Interest Rate	0.003257673	(03/17/03 - 06/16/03)	1.28875%
C	Class A-3 Interest Rate	0.003434618	(03/17/03 - 06/16/03)	1.35875%
D	Class A-4L Interest Rate	0.003561007	(03/17/03 - 06/16/03)	1.40875%
E	Class A-4CP Interest Rate	0.003633498	(03/17/03 - 06/16/03)	1.45739%
F	Class B Interest Rate	0.004268784	(03/17/03 - 06/16/03)	1.68875%

6

VIII.    2002-5    Inputs From Original Data    2/28/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,174,882,566.16
	ii	Interest To Be Capitalized	19,456,760.99

	iii	Total Pool	$1,194,339,327.15
	iv	Specified Reserve Account Balance	2,985,848.32

	v	Total Adjusted Pool	$1,197,325,175.47

B	Total Note and Certificate Factor		0.89728189111
C	Total Note Balance		$1,201,460,452.20
D	Note Balance 3/17/2003		Class A-1	Class A-2	Class A-3	Class A-4L	Class A-4CP	Class B
	i	Current Factor	0.4122241547	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$96,460,452.20	$355,750,000.00	$226,500,000.00	$182,750,000.00	$300,000,000.00	$40,000,000.00

E	Note Principal Shortfall		$4,135,276.73	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance							$2,985,848.32
I	Unpaid Primary Servicing Fees from Prior Month(s)							$0.00
J	Unpaid Administration fees from Prior Quarter(s)							$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)							$0.00
L	Interest Due on Unpaid Carryover Servicing Fees							$0.00

7

IX.    2002-5    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Sections III-F + VI-D + X-G-vii)		$51,723,997.69	$51,723,997.69
B	Primary Servicing Fees—Current Month		$825,930.67	$50,898,067.02
C	Administration Fee		$20,000.00	$50,878,067.02
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$306,921.73	$50,571,145.29
	ii	Class A-2	$1,158,917.39	$49,412,227.90
	iii	Class A-3	$777,940.93	$48,634,286.97
	iv	Class A-4L	$650,773.97	$47,983,513.00
	v	Class A-4CP	$1,090,049.40	$46,893,463.60
	vi	Class B	$170,751.39	$46,722,712.21

	vii	Total Noteholder's Interest Distribution	$4,155,354.81
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$45,763,315.28	$959,396.93
	ii	Class A-2	$0.00	$959,396.93
	iii	Class A-3	$0.00	$959,396.93
	iv	Class A-4L	$0.00	$959,396.93
	v	Class A-4CP	$0.00	$959,396.93
	vi	Class B	$0.00	$959,396.93

	vii	Total Noteholder's Principal Distribution	$45,763,315.28
F	Increase to the Specified Reserve Account Balance		$0.00	$959,396.93
G	Carryover Servicing Fees		$0.00	$959,396.93
H	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$959,396.93
	ii	Class A-2	$0.00	$959,396.93
	iii	Class A-3	$0.00	$959,396.93
	iv	Class A-4L	$0.00	$959,396.93
	v	Class A-4CP	$0.00	$959,396.93
	vi	Class B	$0.00	$959,396.93

	vii	Total Noteholder's Interest Carryover	$0.00
I	Excess to Reserve Account		$959,396.93	$0.00

8

X.    2002-5    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4L	Class A-4CP	Class B
	i	Quarterly Interest Due	$306,921.73	$1,158,917.39	$777,940.93	$650,773.97	$1,090,049.40	$170,751.39
	ii	Quarterly Interest Paid	306,921.73	1,158,917.39	$777,940.93	$650,773.97	$1,090,049.40	170,751.39

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$45,763,315.28	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	45,763,315.28	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$46,070,237.01	$1,158,917.39	$777,940.93	$650,773.97	$1,090,049.40	$170,751.39

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$1,201,460,452.20
	ii	Adjusted Pool Balance 5/31/03	1,155,697,136.92

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$45,763,315.28

	iv	Adjusted Pool Balance 2/28/03	$1,197,325,175.47
	v	Adjusted Pool Balance 5/31/03	1,155,697,136.92

	vi	Current Principal Due (iv-v)	$41,628,038.55
	vii	Principal Shortfall from previous Collection Period	4,135,276.73

	viii	Principal Distribution Amount (vi + vii)	$45,763,315.28

	ix	Principal Distribution Amount Paid	$45,763,315.28
	x	Principal Shortfall (viii-ix)	$0.00
C		Total Principal Distribution	$45,763,315.28
D		Total Interest Distribution	4,155,354.81

E		Total Cash Distributions	$49,918,670.09

F	Note Balances			3/17/2003	6/16/2003
	i	A-1 Note Balance	78442GDZ6	$96,460,452.20	$50,697,136.92
		A-1 Note Pool Factor		0.4122241547	0.2166544313
	ii	A-2 Note Balance	78442GEA0	$355,750,000.00	$355,750,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GEB8	$226,500,000.00	$226,500,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4L Note Balance	78442GEC6	$182,750,000.00	$182,750,000.00
		A-4L Note Pool Factor		1.0000000000	1.0000000000
	v	A-4CP Note Balance	78442GED4	$300,000,000.00	$300,000,000.00
		A-4CP Note Pool Factor		1.0000000000	1.0000000000
	vi	B Note Balance	78442GEE2	$40,000,000.00	$40,000,000.00
		B Note Pool Factor		1.0000000000	1.0000000000

G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$2,985,848.32
	ii	Deposits to correct Shortfall	$—
	iii	Deposits from Excess Servicing	$959,396.93

	iv	Total Reserve Account Balance Available	$3,945,245.25
	v	Required Reserve Account Balance	$2,882,037.75
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to SLM Funding Corp	$1,063,207.50
	viii	Ending Reserve Account Balance	$2,882,037.75

9

XI.    2002-5    Historical Pool Information

		03/01/03-05/31/03	12/01/02-02/28/03	7/22/02-11/30/02
Beginning Student Loan Portfolio Balance		$1,174,882,566.16	$1,233,097,345.26	$1,310,664,802.63

Student Loan Principal Activity
i	Regular Principal Collections	$27,223,604.35	$26,638,264.92	$45,862,016.42
ii	Principal Collections from Guarantor	3,685,597.33	1,470,479.48	520,487.81
iii	Principal Reimbursements	14,482,594.42	32,605,871.25	33,601,967.68
iv	Other System Adjustments	—	—	—

v	Total Principal Collections	$45,391,796.10	$60,714,615.65	$79,984,471.91
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$148,146.57	$191,021.37	$316,397.66
ii	Capitalized Interest	(2,335,384.14)	(2,690,857.92)	(2,733,412.20)

iii	Total Non-Cash Principal Activity	$(2,187,237.57)	$(2,499,836.55)	$(2,417,014.54)

(-) Total Student Loan Principal Activity		$43,204,558.53	$58,214,779.10	$77,567,457.37

Student Loan Interest Activity
i	Regular Interest Collections	$3,293,539.01	$3,516,621.42	$5,990,982.74
ii	Interest Claims Received from Guarantors	188,011.71	48,936.63	7,729.24
iii	Collection Fees/Return Items	15,817.91	13,408.04	9,221.26
iv	Late Fee Reimbursements	110,133.12	104,927.32	191,842.02
v	Interest Reimbursements	136,235.01	364,890.55	345,913.47
vi	Other System Adjustments	—	—	—
vii	Special Allowance Payments	30,216.60	90,759.47	104,107.34
viii	Subsidy Payments	4,176,093.80	1,575,287.49	1,810,573.16

ix	Total Interest Collections	$7,950,047.16	$5,714,830.92	$8,460,369.23
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(91,310.97)	$(184,109.84)	$(280,880.55)
ii	Capitalized Interest	2,335,384.14	2,690,857.92	2,733,412.20

iii	Total Non-Cash Interest Adjustments	$2,244,073.17	$2,506,748.08	$2,452,531.65

Total Student Loan Interest Activity		$10,194,120.33	$8,221,579.00	$10,912,900.88
(=) Ending Student Loan Portfolio Balance		$1,131,678,007.63	$1,174,882,566.16	$1,233,097,345.26

(+) Interest to be Capitalized		$21,137,091.54	$19,456,760.99	$18,317,899.88

(=) TOTAL POOL		$1,152,815,099.17	$1,194,339,327.15	$1,251,415,245.14

(+) Reserve Account Balance		$2,882,037.75	$2,985,848.32	$3,128,538.11

(=) Total Adjusted Pool		$1,155,697,136.92	$1,197,325,175.47	$1,254,543,783.25

10

XII.    2002-5    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Dec-02	$1,251,415,245	11.09%
Mar-03	$1,194,339,327	12.50%
Jun-03	$1,152,815,099	11.94%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-6

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 3/1/03-5/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/2003	Activity	5/31/2003
A	i	Portfolio Balance	$1,874,244,730.53	$(45,612,782.64)	$1,828,631,947.89
	ii	Interest to be Capitalized	50,386,932.33		55,064,899.27

	iii	Total Pool	$1,924,631,662.86		$1,883,696,847.16
	iv	Specified Reserve Account Balance	4,811,579.16		4,709,242.12

	v	Total Adjusted Pool	$1,929,443,242.02		$1,888,406,089.28

B	i	Weighted Average Coupon (WAC)	3.649%		3.655%
	ii	Weighted Average Remaining Term	132.30		129.44
	iii	Number of Loans	461,523		451,719
	iv	Number of Borrowers	250,554		245,744
	v	Aggregate Outstanding Principal Balance—T-Bill	$177,675,779.86		$164,550,788.53
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,746,955,883.00		$1,719,146,058.63
	Notes			Spread	Balance 3/17/03	% of O/S Securities	Balance 6/16/03	% of O/S Securities
C	i	A-1L Notes	78442GEF9	0.000%	$199,295,485.56	10.274%	$154,061,563.42	8.132%
	ii	A-2L Notes	78442GEG7	0.020%	532,500,000.00	27.452%	532,500,000.00	28.108%
	iii	A-3L Notes	78442GEH5	0.090%	352,250,000.00	18.160%	352,250,000.00	18.593%
	iv	A-4L Notes	78442GEJ1	0.180%	595,000,000.00	30.674%	595,000,000.00	31.407%
	v	A-4CP Notes	78442GEK8	0.300%	200,000,000.00	10.311%	200,000,000.00	10.557%
	vi	B Notes	78442GEL6	0.460%	60,700,000.00	3.129%	60,700,000.00	3.204%

	vii	Total Notes			$1,939,745,485.56	100.000%	$1,894,511,563.42	100.000%

	Reserve Account		3/17/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$4,811,579.16	$4,709,242.12
	iv	Reserve Account Floor Balance ($)	$2,003,707.00	$2,003,707.00
	v	Current Reserve Acct Balance ($)	$4,811,579.16	$4,709,242.12
	Other Accounts		3/17/2003	6/16/2003
E	i	Current Capitalized Interest Account Balance ($)	$12,037,038.56	$12,072,191.77

1

II.    2002-6    Transactions from:    2/28/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$31,079,447.91
	ii	Principal Collections from Guarantor	1,841,482.72
	iii	Principal Reimbursements	15,406,381.10
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$48,327,311.73
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$283,219.19
	ii	Capitalized Interest	(2,997,748.28)

	iii	Total Non-Cash Principal Activity	$(2,714,529.09)
C	Total Student Loan Principal Activity		$45,612,782.64

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,158,109.07
	ii	Interest Claims Received from Guarantors	59,883.88
	iii	Collection Fees/Returned Items	10,549.27
	iv	Late Fee Reimbursements	86,009.22
	v	Interest Reimbursements	255,817.57
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	16,566.61
	viii	Subsidy Payments	3,992,310.72

	ix	Total Interest Collections	$7,579,246.34
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(201,714.17)
	ii	Capitalized Interest	2,997,748.28

	iii	Total Non-Cash Interest Adjustments	$2,796,034.11
F	Total Student Loan Interest Activity		$10,375,280.45

G.	Non-Reimbursable Losses During Collection Period		$16,758.30
H.	Cumulative Non-Reimbursable Losses to Date		$16,932.74

2

III.    2002-6    Collection Account Activity    2/28/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$13,228,264.80
	ii	Cash Consolidation Principal Payments	$19,692,665.83
	iii	Cash Forwarded by Administrator on behalf of Seller	1,297,671.63
	iv	Cash Forwarded by Administrator on behalf of Servicer	14,658.44
	v	Cash Forwarded by Administrator for Consolidation Activity	14,094,051.03

	vi	Total Principal Collections	$48,327,311.73
B	Interest Collections
	i	Interest Payments Received—Cash	$6,858,320.55
	ii	Cash Consolidation Interest Payments	$368,549.73
	iii	Cash Forwarded by Administrator on behalf of Seller	79,911.32
	iv	Cash Forwarded by Administrator on behalf of Servicer	924.78
	v	Cash Forwarded by Administrator for Consolidation Activity	174,981.47
	vi	Collection Fees/Returned Items	10,549.27
	vii	Cash Forwarded by Administrator for Late Fee Activity	86,009.22

	viii	Total Interest Collections	$7,579,246.34
C	Other Reimbursements		$17,033.92
D	Administrator Account Investment Income		$34,025.57
E	Return funds borrowed for previous distribution		$—
	TOTAL FUNDS RECEIVED		$55,957,617.56
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(2,796,190.08)

F	TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT		$53,161,427.48

G	Servicing Fees Due for Current Period		$1,378,658.47

	Less:	Servicing ADJ [A iv + B iv]	$(15,583.22)

H		Carryover Servicing Fees Due	$—

I	Administration Fees Due	$20,000.00

J	Total Fees Due for Period	$1,383,075.25

3

IV.    2002-6    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School
Current	3.460%	3.460%	273,843	217,002	59.335%	48.039%	$1,212,128,094.87	$935,152,730.51	64.673%	51.139%
Grace
Current	3.460%	3.460%	59,931	95,730	12.985%	21.192%	$208,236,289.12	$413,681,359.00	11.110%	22.622%

TOTAL INTERIM	3.460%	3.460%	333,774	312,732	72.320%	69.231%	$1,420,364,383.99	$1,348,834,089.51	75.783%	73.761%

REPAYMENT
Active
Current	4.411%	4.373%	68,279	72,859	14.795%	16.129%	$244,374,113.80	$250,384,479.83	13.039%	13.693%
31-60 Days Delinquent	4.353%	4.308%	4,861	6,246	1.053%	1.383%	$15,410,316.77	$19,092,750.70	0.822%	1.044%
61-90 Days Delinquent	4.209%	4.298%	4,795	3,078	1.039%	0.681%	$15,567,235.84	$9,456,837.03	0.831%	0.517%
91-120 Days Delinquent	4.271%	4.299%	2,128	1,523	0.461%	0.337%	$5,920,019.26	$4,469,818.94	0.316%	0.244%
› 120 Days Delinquent	4.372%	4.267%	9,004	7,937	1.951%	1.757%	$24,839,463.95	$21,111,166.86	1.325%	1.154%
Deferment
Current	3.594%	3.576%	16,774	17,796	3.634%	3.940%	$67,133,087.76	$70,293,870.10	3.582%	3.844%
Forbearance
Current	4.310%	4.263%	21,648	29,057	4.691%	6.433%	$79,805,267.88	$103,491,494.26	4.258%	5.660%

TOTAL REPAYMENT	4.259%	4.223%	127,489	138,496	27.624%	30.660%	$453,049,505.26	$478,300,417.72	24.173%	26.156%

Claims in Process (1)	4.286%	4.292%	260	491	0.056%	0.109%	$830,841.28	$1,497,440.66	0.044%	0.082%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	3.649%	3.655%	461,523	451,719	100.000%	100.000%	$1,874,244,730.53	$1,828,631,947.89	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-6    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
GSL—Subsidized	3.652%	251,691	$862,633,182.00	47.174%
GSL—Unsubsidized	3.576%	187,877	899,960,509.11	49.215%
PLUS Loans	4.915%	12,149	66,030,181.31	3.611%
SLS Loans	5.230%	2	8,075.47	0.000%
Total	3.655%	451,719	$1,828,631,947.89	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	3.638%	361,102	$1,594,237,276.48	87.182%
Two Year	3.773%	60,489	151,848,416.01	8.304%
Technical	3.890%	30,061	82,401,661.20	4.506%
Other	5.373%	67	144,594.20	0.008%
Total	3.655%	451,719	$1,828,631,947.89	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-6    Student Loan Rate Calculation and Interest Rate Cap Payments

A	Borrower Interest Accrued During Collection Period		$10,936,509.23
B	Interest Subsidy Payments Accrued During Collection Period		3,942,527.70
C	SAP Payments Accrued During Collection Period		0.00
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)		80,012.72
E	INV Earnings Accrued for Collection Period (CAP INT ACTS)		35,153.21
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		34,025.57

G	Net Expected Interest Collections		$15,028,228.43
H	Interest Rate Cap Payments Due to the Trust
			Cap
	i	Cap Notional Amount	$650,000,000.00
	ii	Libor (Interpolated first period)	1.25875%
	iii	Cap %	4.00000%
	iv	Excess Over Cap ( ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

VII.    2002-6    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1L Interest Rate	0.003181840	(3/17/03-6/16/03)	1.25875%
B	Class A-2L Interest Rate	0.003232396	(3/17/03-6/16/03)	1.27875%
C	Class A-3L Interest Rate	0.003409340	(3/17/03-6/16/03)	1.34875%
D	Class A-4L Interest Rate	0.003636840	(3/17/03-6/16/03)	1.43875%
E	Class A-4CP Interest Rate	0.003714121	(3/17/03-6/16/03)	1.48973%
F	Class B Interest Rate	0.004344618	(3/17/03-6/16/03)	1.71875%

6

VIII.    2002-6    Inputs From Original Data    2/28/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,874,244,730.53
	ii	Interest To Be Capitalized	50,386,932.33

	iii	Total Pool	$1,924,631,662.86
	iv	Specified Reserve Account Balance	4,811,579.16

	v	Total Adjusted Pool	$1,929,443,242.02

B	Total Note and Certificate Factor		0.95851434776
C	Total Note Balance		$1,939,745,485.56
D	Note Balance 3/17/2003		Class A-1L	Class A-2L	Class A-3L	Class A-4L	Class A-4CP	Class B
	i	Current Factor	0.7036027734	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$199,295,485.56	$532,500,000.00	$352,250,000.00	$595,000,000.00	$200,000,000.00	$60,700,000.00

E	Note Principal Shortfall		$10,302,243.54	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance							$4,811,579.16
I	Unpaid Primary Servicing Fees from Prior Month(s)							$0.00
J	Unpaid Administration fees from Prior Quarter(s)							$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)							$0.00
L	Interest Due on Unpaid Carryover Servicing Fees							$0.00

7

IX.    2002-6    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Sections III-F + VI-D +VI-H-v + X-G-vii)		$53,343,777.24	$53,343,777.24
B	Primary Servicing Fees—Current Month		$1,363,075.25	$51,980,701.99
C	Administration Fee		$20,000.00	$51,960,701.99
D	Noteholder's Interest Distribution Amount
	i	Class A-1L	$634,126.40	$51,326,575.59
	ii	Class A-2L	$1,721,250.78	$49,605,324.81
	iii	Class A-3L	$1,200,940.11	$48,404,384.70
	iv	Class A-4L	$2,163,919.97	$46,240,464.73
	v	Class A-4CP	$742,824.27	$45,497,640.46
	vi	Class B	$263,718.32	$45,233,922.14

	vii	Total Noteholder's Interest Distribution	$6,726,779.85
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1L	$45,233,922.14	$0.00
	ii	Class A-2L	$0.00	$0.00
	iii	Class A-3L	$0.00	$0.00
	iv	Class A-4L	$0.00	$0.00
	v	Class A-4CP	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$45,233,922.14
F	Increase to the Specified Reserve Account Balance		$0.00	$0.00
G	Carryover Servicing Fees		$0.00	$0.00
H	Noteholder's Interest Carryover
	i	Class A-1L	$0.00	$0.00
	ii	Class A-2L	$0.00	$0.00
	iii	Class A-3L	$0.00	$0.00
	iv	Class A-4L	$0.00	$0.00
	v	Class A-4CP	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Interest Carryover	$0.00
I	Excess to Reserve Account		$0.00	$0.00

8

X.    2002-6    Distributions

A	Distribution Amounts		Class A-1L	Class A-2L	Class A-3L	Class A-4L	Class A-4CP	Class B
	i	Quarterly Interest Due	$634,126.40	$1,721,250.78	$1,200,940.11	$2,163,919.97	$742,824.27	$263,718.32
	ii	Quarterly Interest Paid	634,126.40	1,721,250.78	$1,200,940.11	$2,163,919.97	$742,824.27	263,718.32

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$51,339,396.28	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	45,233,922.14	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$6,105,474.14	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$45,868,048.54	$1,721,250.78	$1,200,940.11	$2,163,919.97	$742,824.27	$263,718.32

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$1,939,745,485.56
	ii	Adjusted Pool Balance 5/31/03	1,888,406,089.28

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$51,339,396.28

	iv	Adjusted Pool Balance 2/28/03	$1,929,443,242.02
	v	Adjusted Pool Balance 5/31/03	1,888,406,089.28

	vi	Current Principal Due (iv-v)	$41,037,152.74
	vii	Principal Shortfall from Previous Collection Period	10,302,243.54

	viii	Principal Distribution Amount (vi + vii)	$51,339,396.28

	ix	Principal Distribution Amount Paid	$45,233,922.14
	x	Principal Shortfall (viii-ix)	$6,105,474.14
C		Total Principal Distribution	$45,233,922.14
D		Total Interest Distribution	6,726,779.85

E		Total Cash Distributions	$51,960,701.99
F	Note Balances			3/17/2003	6/16/2003
	i	A-1 Note Balance	78442GEF9	$199,295,485.56	$154,061,563.42
		A-1 Note Pool Factor		0.7036027734	0.5439066670
	ii	A-2 Note Balance	78442GEG7	$532,500,000.00	$532,500,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GEH5	$352,250,000.00	$352,250,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GEJ1	$595,000,000.00	$595,000,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	v	A-4CP Note Balance	78442GEK8	200,000,000.00	200,000,000.00
		A-4CP Note Pool Factor		1.000000000	1.000000000
	vi	B Note Balance	78442GEL6	$60,700,000.00	$60,700,000.00
		B Note Pool Factor		1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$4,811,579.16
	ii	Deposits to correct Shortfall	$—
	iii	Deposits from Excess Servicing	$0.00

	iv	Total Reserve Account Balance Available	$4,811,579.16
	v	Required Reserve Account Balance	$4,709,242.12
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$102,337.04
	viii	Ending Reserve Account Balance	$4,709,242.12

9

XI.    2002-6    Historical Pool Information

		3/1/03-5/31/03	12/1/02-2/28/03	11/05/02-11/30/02
Beginning Student Loan Portfolio Balance		$1,874,244,730.53	$1,925,930,417.36	$1,961,617,208.92

Student Loan Principal Activity
i	Regular Principal Collections	$31,079,447.91	$24,978,043.15	$20,391,329.39
ii	Principal Collections from Guarantor	1,841,482.72	1,146,147.64	102,005.25
iii	Principal Reimbursements	15,406,381.10	27,908,759.23	16,834,581.33
iv	Other System Adjustments	—	—	—

v	Total Principal Collections	$48,327,311.73	$54,032,950.02	$37,327,915.97
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$283,219.19	$598,094.63	$642,089.44
ii	Capitalized Interest	(2,997,748.28)	(2,945,357.82)	(2,283,213.85)

iii	Total Non-Cash Principal Activity	$(2,714,529.09)	$(2,347,263.19)	$(1,641,124.41)

(-) Total Student Loan Principal Activity		$45,612,782.64	$51,685,686.83	$35,686,791.56

Student Loan Interest Activity
i	Regular Interest Collections	$3,158,109.07	$3,261,016.84	$2,529,714.25
ii	Interest Claims Received from Guarantors	59,883.88	17,012.45	596.61
iii	Collection Fees/Returned Items	10,549.27	5,931.86	1,736.24
iv	Late Fee Reimbursements	86,009.22	88,534.75	65,549.95
v	Interest Reimbursements	255,817.57	316,158.49	253,867.48
vi	Other System Adjustments	—	—	—
vii	Special Allowance Payments	16,566.61	—	—
viii	Subsidy Payments	3,992,310.72	2,567,763.19	—

ix	Total Interest Collections	$7,579,246.34	$6,256,417.58	$2,851,464.53
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(201,714.17)	$(530,992.66)	$(499,114.44)
ii	Capitalized Interest	2,997,748.28	2,945,357.82	2,283,213.85

iii	Total Non-Cash Interest Adjustments	$2,796,034.11	$2,414,365.16	$1,784,099.41

Total Student Loan Interest Activity		$10,375,280.45	$8,670,782.74	$4,635,563.94
(=) Ending Student Loan Portfolio Balance		$1,828,631,947.89	$1,874,244,730.53	$1,925,930,417.36

(+) Interest to be Capitalized		$55,064,899.27	$50,386,932.33	$45,305,709.59

(=) TOTAL POOL		$1,883,696,847.16	$1,924,631,662.86	$1,971,236,126.95

(+) Reserve Account Balance		$4,709,242.12	$4,811,579.16	$4,928,090.32

(=) Total Adjusted Pool		$1,888,406,089.28	$1,929,443,242.02	$1,976,164,217.27

10

XII.    2002-6    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Dec-02	$1,971,236,127	6.18%
Mar-03	$1,924,631,663	7.46%
Jun-03	$1,883,696,847	7.56%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2002-7

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 3/1/03-5/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/2003	Activity	5/31/2003
A	i	Portfolio Balance	$1,916,165,276.58	$(34,511,585.62)	$1,881,653,690.96
	ii	Interest to be Capitalized	9,015,094.51		9,635,098.18

	iii	Total Pool	$1,925,180,371.09		$1,891,288,789.14
	iv	Specified Reserve Account Balance	4,812,950.93		4,728,221.97

	v	Total Adjusted Pool	$1,929,993,322.02		$1,896,017,011.11

B	i	Weighted Average Coupon (WAC)	7.491%		7.488%
	ii	Weighted Average Remaining Term	261.66		260.13
	iii	Number of Loans	97,044		95,455
	iv	Number of Borrowers	60,037		58,934
	v	Aggregate Outstanding Principal Balance—T-Bill	$445,614,140.44		$434,179,571.64
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,479,566,230.65		$1,457,109,217.50
	Notes			Spread	Balance 3/17/03	Balance 6/16/03
C	i	A-1 L Notes	78442GEM4	0.000%	$135,793,322.02	$101,817,011.11
	ii	A-2 L Notes	78442GEN2	0.040%	$229,400,000.00	$229,400,000.00
	iii	A-3 L Notes	78442GEP7	0.090%	$198,460,000.00	$198,460,000.00
	iv	A-4 L Notes	78442GEQ5	0.180%	$206,940,000.00	$206,940,000.00
	v	A-5 E Notes *	XS0158197821	0.270%	500,000,000.00	500,000,000.00
	vi	A-6 ARS Notes	78442GES1	ARS	$94,550,000.00	$94,550,000.00
	vii	A-7 ARS Notes	78442GET9	ARS	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GEU6	ARS	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GEV4	ARS	$100,000,000.00	$100,000,000.00
	x	A-10 ARS Notes	78442GEW2	ARS	$100,000,000.00	$100,000,000.00
	xi	A-11 ARS Notes	78442GEX0	ARS	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GEY8	ARS	$59,850,000.00	$59,850,000.00
	Reserve Account		3/17/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$4,812,950.93	$4,728,221.97
	iv	Reserve Account Floor Balance ($)	$1,975,947.00	$1,975,947.00
	v	Current Reserve Acct Balance ($)	$4,812,950.93	$4,728,221.97
	Capitalized Interest Account		3/17/2003	6/16/2003
E	i	Current Capitalized Interest Account Balance ($)	$22,322,865.71	$22,388,057.80

*
A-5 is denominated in Euros

1

II.    2002-7    Transactions from:    2/28/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$31,742,029.82
	ii	Principal Collections from Guarantor	5,914,112.70
	iii	Principal Reimbursements	7,494,761.77
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$45,150,904.29
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$616,457.87
	ii	Capitalized Interest	(11,255,776.54)

	iii	Total Non-Cash Principal Activity	$(10,639,318.67)
C	Total Student Loan Principal Activity		$34,511,585.62

D	Student Loan Interest Activity
	i	Regular Interest Collections	$22,079,576.81
	ii	Interest Claims Received from Guarantors	447,897.20
	iii	Collection Fees	738.31
	iv	Late Fee Reimbursements	233,973.45
	v	Interest Reimbursements	61,969.42
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	12.17
	viii	Subsidy Payments	782,499.73

	ix	Total Interest Collections	$23,606,667.09
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(546,479.28)
	ii	Capitalized Interest	11,255,776.54

	iii	Total Non-Cash Interest Adjustments	$10,709,297.26
F	Total Student Loan Interest Activity		$34,315,964.35

G.	Non-Reimbursable Losses During Collection Period		$0.00
H.	Cumulative Non-Reimbursable Losses to Date		$1,895.52

2

III.    2002-7    Collection Account Activity    2/28/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$30,227,472.89
	ii	Cash Consolidation Principal Payments	$7,428,669.63
	iii	Cash Forwarded by Administrator on behalf of Seller	0.00
	iv	Cash Forwarded by Administrator on behalf of Servicer	0.00
	v	Cash Forwarded by Administrator for Consolidation Activity	7,494,761.77

	vi	Total Principal Collections	$45,150,904.29
B	Interest Collections
	i	Interest Payments Received—Cash	$23,245,495.87
	ii	Cash Consolidation Interest Payments	$64,490.04
	iii	Cash Forwarded by Administrator on behalf of Seller	(1,769.98)
	iv	Cash Forwarded by Administrator on behalf of Servicer	1,769.98
	v	Cash Forwarded by Administrator for Consolidation Activity	61,969.42
	vi	Collection Fees/Returned Items	738.31
	vii	Cash Forwarded by Administrator for Late Fee Activity	233,973.45

	viii	Total Interest Collections	$23,606,667.09
C	Other Reimbursements		$173,583.10
D	Reserves in Excess of Reserve Requirement		$84,728.96
E	Trust Account Investment Income		$125,548.83
F	Administrator Account Investment Income		$31,155.57
	TOTAL FUNDS RECEIVED		$69,172,587.84
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Servicing Fees	$(1,094,187.17)
	ii	Consolidation Loan Rebate Fees	$(4,960,257.00)
	iii	ARS related fees, payments, and accruals (IV-A-v + IV-B-v)	$(2,623,953.59)

F	TOTAL AVAILABLE FUNDS		$60,494,190.08

G	Servicing Fees Due for Current Period		$787,806.50

	Less:	Servicing ADJ [A iv + B iv]	$(1,769.98)

H		Carryover Servicing Fees Due	$—

I	Administration Fees Due	$20,000.00

J	Total Fees Due for Period	$806,036.52

3

IV    Auction Rate Security Detail

A	Auction Rate Securities Paid During Collection Period
	i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
		03/18/2003	SLM TRUST 2002-7 A-6	1.320000%	28	02/18/2003	03/18/2003	97,071.33
		03/18/2003	SLM TRUST 2002-7 B	1.370000%	28	02/18/2003	03/18/2003	63,773.50
		03/20/2003	SLM TRUST 2002-7 A- 11	1.300000%	28	02/20/2003	03/20/2003	101,111.11
		03/28/2003	SLM TRUST 2002-7 A-7	1.310000%	28	02/28/2003	03/28/2003	101,888.89
		04/02/2003	SLM TRUST 2002-7 A- 10	1.320000%	28	03/05/2003	04/02/2003	102,666.67
		04/04/2003	SLM TRUST 2002-7 A-8	1.310000%	28	03/07/2003	04/04/2003	101,888.89
		04/08/2003	SLM TRUST 2002-7 A-9	1.300000%	28	03/11/2003	04/08/2003	101,111.11
		04/15/2003	SLM TRUST 2002-7 A-6	1.300000%	28	03/18/2003	04/15/2003	95,600.56
		04/15/2003	SLM TRUST 2002-7 B	1.340000%	28	03/18/2003	04/15/2003	62,377.00
		04/17/2003	SLM TRUST 2002-7 A- 11	1.280000%	28	03/20/2003	04/17/2003	99,555.56
		04/25/2003	SLM TRUST 2002-7 A-7	1.310000%	28	03/28/2003	04/25/2003	101,888.89
		04/30/2003	SLM TRUST 2002-7 A- 10	1.310000%	28	04/02/2003	04/30/2003	101,888.89
		05/02/2003	SLM TRUST 2002-7 A-8	1.300000%	28	04/04/2003	05/02/2003	101,111.11
		05/06/2003	SLM TRUST 2002-7 A-9	1.320000%	28	04/08/2003	05/06/2003	102,666.67
		05/13/2003	SLM TRUST 2002-7 A-6	1.300000%	28	04/15/2003	05/13/2003	95,600.56
		05/13/2003	SLM TRUST 2002-7 B	1.350000%	28	04/15/2003	05/13/2003	62,842.50
		05/15/2003	SLM TRUST 2002-7 A- 11	1.300000%	28	04/17/2003	05/15/2003	101,111.11
		05/23/2003	SLM TRUST 2002-7 A-7	1.310000%	28	04/25/2003	05/23/2003	101,888.89
		05/28/2003	SLM TRUST 2002-7 A- 10	1.330000%	28	04/30/2003	05/28/2003	103,444.44
		05/30/2003	SLM TRUST 2002-7 A-8	1.310000%	28	05/02/2003	05/30/2003	101,888.89
	ii	Auction Rate Security Payments Made During Collection Period						$1,901,376.57
	iii	Broker/Dealer Fees Paid During Collection Period			3/1/03-5/31/03			$289,831.11
	iv	Auction Agent Fees Paid During Collection Period			3/1/03-5/31/03			$12,317.82

	v	Total Payments Out of Future Distribution Account During Collection Period						$2,203,525.50

B	Payments Set Aside During Collection Period for Future Distributions
	i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Total Payment
		6/3/2003	SLM TRUST 2002-7 A-9	1.310000%	28	05/06/2003	6/3/2003	101,888.89
		06/10/2003	SLM TRUST 2002-7 A-6	1.310000%	28	05/13/2003	06/10/2003	96,335.94
		06/10/2003	SLM TRUST 2002-7 B	1.350000%	28	05/13/2003	06/10/2003	62,842.50
		06/12/2003	SLM TRUST 2002-7 A- 11	1.310000%	28	05/15/2003	06/12/2003	101,888.89
	ii	Future Auction Rate Security Payments Set Aside						$362,956.22
	iii	Future Broker Dealer Fees Set Aside for Payment						$55,128.89
	iv	Future Auction Agent Fees Set Aside for Payment						$2,342.98
		Less: Auction Rate Security Payments and Fees due on the Distribution Date						$—

	v	Total Funds Remaining in Future Distribution Account						$420,428.09

4

V.    2002-7    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	7.443%	7.444%	67,171	65,883	69.218%	69.019%	$1,267,671,845.43	$1,231,896,618.74	66.157%	65.468%
31-60 Days Delinquent	7.646%	7.657%	2,682	2,495	2.764%	2.614%	$54,985,080.26	$47,848,742.29	2.870%	2.543%
61-90 Days Delinquent	7.755%	7.740%	1,293	1,316	1.332%	1.379%	$25,719,670.40	$26,601,921.35	1.342%	1.414%
91-120 Days Delinquent	7.808%	7.780%	701	671	0.722%	0.703%	$14,358,490.75	$13,958,070.05	0.749%	0.742%
› 120 Days Delinquent	8.056%	7.978%	891	800	0.918%	0.838%	$20,378,079.14	$17,902,256.09	1.063%	0.951%
Deferment
Current	7.466%	7.460%	9,792	9,476	10.090%	9.927%	$193,926,357.60	$189,668,234.47	10.121%	10.080%
Forbearance
Current	7.588%	7.572%	14,384	14,739	14.822%	15.441%	$335,604,322.72	$352,239,271.00	17.514%	18.720%

TOTAL REPAYMENT	7.490%	7.487%	96,914	95,380	99.866%	99.921%	$1,912,643,846.30	$1,880,115,113.99	99.816%	99.918%

Claims in Process (1)	8.085%	8.327%	130	75	0.134%	0.079%	$3,521,430.28	$1,538,576.97	0.184%	0.082%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	7.491%	7.488%	97,044	95,455	100.000%	100.000%	$1,916,165,276.58	$1,881,653,690.96	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

5

VI.    2002-7    Portfolio Characteristics by School

SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	8.812%	543	$12,467,584.94	0.663%
Two Year	9.038%	24	292,558.63	0.016%
Technical	8.951%	31	373,296.69	0.020%
Other	7.478%	94,857	1,868,520,250.70	99.301%
Total	7.488%	95,455	$1,881,653,690.96	100.000%
* 100% of the Trust Student Loans are consolidation loans.

*
Percentages may not total 100% due to rounding.

6

VII.    2002-7    Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$33,662,885.64
B	Interest Subsidy Payments Accrued During Collection Period			1,299,075.51
C	SAP Payments Accrued During Collection Period			8.52
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO & FUT DIST ACTS)			125,548.83
E	INV Earnings Accrued for Collection Period (CAPITALIZED INTEREST ACCOUNT)			65,192.09
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)			31,155.57
G	Consolidation Loan Rebate Fees			(4,960,257.00)

H	Net Expected Interest Collections			$30,223,609.16
H	Currency Swap Payments Due to the Trust
			Trust Receives	Trust Pays
	i	Aggregate Swap Notional Amount—Class A-5 *	500,000,000	$505,000,000
	ii	Euribor/Libor Rate	2.54500%	1.25875%

	iii	Spread	0.2700%	0.3300%
	iv	Final Rate (ii+iii)	2.81500%	1.58875%
	v	Swap Payments Due	3,557,847.22	$2,028,083.51

*
Payments are calculated using an exchange rate of $1.01 = (1.00

VIII.    2002-7    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003181840	(3/17/03-6/16/03)	1.25875%
B	Class A-2 Interest Rate	0.003282951	(3/17/03-6/16/03)	1.29875%
C	Class A-3 Interest Rate	0.003409340	(3/17/03-6/16/03)	1.34875%
D	Class A-4 Interest Rate	0.003636840	(3/17/03-6/16/03)	1.43875%
E	Class A-5 Interest Rate	0.007115694	(3/17/03-6/16/03)	2.81500%

7

IX.    2002-7    Inputs From Original Data    2/28/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,916,165,276.58
	ii	Interest To Be Capitalized	9,015,094.51

	iii	Total Pool	$1,925,180,371.09
	iv	Specified Reserve Account Balance	4,812,950.93

	v	Total Adjusted Pool	$1,929,993,322.02

B	Total Note and Certificate Factor		0.96709041175
C	Total Note Balance		$1,929,993,322.02
D	Note Balance 3/17/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class A-10	Class A-11	Class B
	i	Current Factor	0.6740126174	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$135,793,322.02	$229,400,000.00	$198,460,000.00	$206,940,000.00	500,000,000.00	$94,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$59,850,000.00

E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance													$4,812,950.93
I	Unpaid Primary Servicing Fees from Prior Month(s)													$0.00
J	Unpaid Administration fees from Prior Quarter(s)													$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)													$0.00
L	Interest Due on Unpaid Carryover Servicing Fees													$0.00

8

XI.    2002-7    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (III-F)		$60,494,190.08	$60,494,190.08
B	Primary Servicing Fees—Current Month		$786,036.52	$59,708,153.56
C	Administration Fee		$20,000.00	$59,688,153.56
D	Auction Agent Fees Due 6/16/2003		$0.00	$59,688,153.56
	Broker/Dealer Fees Due 6/16/2003		$0.00	$59,688,153.56
E	Noteholders' Interest Distribution Amounts for 6/16/2003
	i	Class A-1	$432,072.66	$59,256,080.90
	ii	Class A-2	$753,109.05	$58,502,971.85
	iii	Class A-3	$676,617.67	$57,826,354.18
	iv	Class A-4	$752,607.73	$57,073,746.45
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$2,028,083.51	$55,045,662.95
	vi	Class A-6	$0.00	$55,045,662.95
	vii	Class A-7	$0.00	$55,045,662.95
	viii	Class A-8	$0.00	$55,045,662.95
	ix	Class A-9	$0.00	$55,045,662.95
	x	Class A-10	$0.00	$55,045,662.95
	xi	Class A-11	$0.00	$55,045,662.95
	xii	Class B	$0.00	$55,045,662.95

	xiii	Total Noteholder's Interest Distribution	$4,642,490.62
F	Noteholder's Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$33,976,310.91	$21,069,352.04
	ii	Class A-2	$0.00	$21,069,352.04
	iii	Class A-3	$0.00	$21,069,352.04
	iv	Class A-4	$0.00	$21,069,352.04
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	—	$21,069,352.04
	vi	Class A-6	$0.00	$21,069,352.04
	vii	Class A-7	$0.00	$21,069,352.04
	viii	Class A-8	$0.00	$21,069,352.04
	ix	Class A-9	$0.00	$21,069,352.04
	x	Class A-10	$0.00	$21,069,352.04
	xi	Class A-11	$0.00	$21,069,352.04
	xii	Class B	$0.00	$21,069,352.04

	xiii	Total Noteholder's Principal Distribution	$33,976,310.91
G	Increase to the Specified Reserve Account Balance		$0.00	$21,069,352.04
H	Carryover Servicing Fees		$0.00	$21,069,352.04
I	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$21,069,352.04
	ii	Class A-2	$0.00	$21,069,352.04
	iii	Class A-3	$0.00	$21,069,352.04
	iv	Class A-4	$0.00	$21,069,352.04
	v	Class A-5	$0.00	$21,069,352.04
	vi	Class A-6	$0.00	$21,069,352.04
	vii	Class A-7	$0.00	$21,069,352.04
	viii	Class A-8	$0.00	$21,069,352.04
	ix	Class A-9	$0.00	$21,069,352.04
	x	Class A-10	$0.00	$21,069,352.04
	xi	Class A-11	$0.00	$21,069,352.04
	xii	Class B	$0.00	$21,069,352.04

	xiii	Total Noteholder's Interest Carryover	$0.00
J	Excess Distribution Release to Certificateholders		$21,069,352.04	$0.00

*
Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

9

XII.    2002-7    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class A-10	Class A-11	Class B
	i	Quarterly Interest Due	$432,072.66	$753,109.05	$676,617.67	$752,607.73	$2,028,083.51	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	432,072.66	753,109.05	$676,617.67	$752,607.73	$2,028,083.51	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$33,976,310.91	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	33,976,310.91	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$(0.00)	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$34,408,383.57	$753,109.05	$676,617.67	$752,607.73	2,028,083.51	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$1,929,993,322.02
	ii	Adjusted Pool Balance 5/31/03	1,896,017,011.11

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$33,976,310.91

	iv	Adjusted Pool Balance 2/28/03	$1,929,993,322.02
	v	Adjusted Pool Balance 5/31/03	1,896,017,011.11

	vi	Current Principal Due (iv-v)	$33,976,310.91
	vii	Notes Issued Exceeding Adjusted Pool Balance	—

	viii	Principal Distribution Amount (vi + vii)	$33,976,310.91

	ix	Principal Distribution Amount Paid or Set Aside	$33,976,310.91
	x	Principal Shortfall (viii-ix)	$(0.00)
C		Total Principal Distribution	$33,976,310.91
D		Total Interest Distribution	4,642,490.62

E		Total Cash Distributions	$38,618,801.53
F	Note Balances			3/17/2003	6/16/2003	Balance	Next ARS Pay Date
	i	A-1 Note Balance	78442GEM4	$135,793,322.02	$101,817,011.11
		A-1 Note Pool Factor		0.6740126174	0.5053705818
	ii	A-2 Note Balance	78442GEN2	$229,400,000.00	$229,400,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GEP7	$198,460,000.00	$198,460,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GEQ5	$206,940,000.00	$206,940,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	v	A-5 Note Balance	XS0158197821	500,000,000.00	$500,000,000.00
		A-5 Note Pool Factor		1.000000000	1.000000000
	vi	A-6 Note Balance	78442GES1	$94,550,000.00	$94,550,000.00	$94,550,000.00	07/08/03
		A-6 Note Pool Factor		1.000000000	1.000000000	1.000000000
	vii	A-7 Note Balance	78442GET9	$100,000,000.00	$100,000,000.00	$100,000,000.00	06/20/03
		A-7 Note Pool Factor		1.000000000	1.000000000	1.000000000
	viii	A-8 Note Balance	78442GEU6	$100,000,000.00	$100,000,000.00	$100,000,000.00	06/27/03
		A-8 Note Pool Factor		1.000000000	1.000000000	1.000000000
	ix	A-9 Note Balance	78442GEV4	$100,000,000.00	$100,000,000.00	$100,000,000.00	07/01/03
		A-9 Note Pool Factor		1.000000000	1.000000000	1.000000000
	x	A-10 Note Balance	78442GEW2	$100,000,000.00	$100,000,000.00	$100,000,000.00	06/25/03
		A-10 Note Pool Factor		1.000000000	1.000000000	1.000000000
	xi	A-11 Note Balance	78442GEX0	$100,000,000.00	$100,000,000.00	$100,000,000.00	07/10/03
		A-11 Note Pool Factor		1.000000000	1.000000000	1.000000000
	v	B Note Balance	78442GEY8	$59,850,000.00	$59,850,000.00	$59,850,000.00	07/08/03
		B Note Pool Factor		1.0000000000	1.0000000000	1.000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$4,812,950.93
	ii	Deposits to correct Shortfall	$—
	iii	Total Reserve Account Balance Available	$4,812,950.93

	iv	Required Reserve Account Balance	$4,728,221.97
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$84,728.96
	viii	Ending Reserve Account Balance	$4,728,221.97

10

XIII.    2002-7    Historical Pool Information

		3/1/03-5/31/03	11/26/02-2/28/02
Beginning Student Loan Portfolio Balance		$1,916,165,276.58	$1,966,111,167.94

Student Loan Principal Activity
i	Regular Principal Collections	$31,742,029.82	$49,506,956.08
ii	Principal Collections from Guarantor	5,914,112.70	1,165,287.06
iii	Principal Reimbursements	7,494,761.77	21,937,270.22
iv	Other System Adjustments	—	—

v	Total Principal Collections	$45,150,904.29	$72,609,513.36
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$616,457.87	$1,683,851.02
ii	Capitalized Interest	(11,255,776.54)	(24,347,473.02)

iii	Total Non-Cash Principal Activity	$(10,639,318.67)	$(22,663,622.00)

(-) Total Student Loan Principal Activity		$34,511,585.62	$49,945,891.36

Student Loan Interest Activity
i	Regular Interest Collections	$22,079,576.81	$44,674,185.75
ii	Interest Claims Received from Guarantors	447,897.20	32,792.91
iii	Collection Fees	738.31	726.75
iv	Late Fee Reimbursements	233,973.45	454,692.11
v	Interest Reimbursements	61,969.42	310,994.96
vi	Other System Adjustments	—	—
vii	Special Allowance Payments	12.17	—
viii	Subsidy Payments	782,499.73	1,592,487.63

ix	Total Interest Collections	$23,606,667.09	$47,065,880.11
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(546,479.28)	$(1,671,814.10)
ii	Capitalized Interest	11,255,776.54	24,347,473.02

iii	Total Non-Cash Interest Adjustments	$10,709,297.26	$22,675,658.92

Total Student Loan Interest Activity		$34,315,964.35	$69,741,539.03
(=) Ending Student Loan Portfolio Balance		$1,881,653,690.96	$1,916,165,276.58

(+) Interest to be Capitalized		$9,635,098.18	$9,015,094.51

(=) TOTAL POOL		$1,891,288,789.14	$1,925,180,371.09

(+) Reserve Account Balance		$4,728,221.97	$4,812,950.93

(=) Total Adjusted Pool		$1,896,017,011.11	$1,929,993,322.02

11

XIV.    2002-7    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Mar-03	$1,925,180,371	5.09%
Jun-03	$1,891,288,789	5.41%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

12

SLM Student Loan Trust 2002-8

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 03/01/03-05/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/2003	Activity	5/31/2003
A	i	Portfolio Balance	$1,082,961,365.44	$(41,221,030.90)	$1,041,740,334.54
	ii	Interest to be Capitalized	33,568,088.21		35,695,759.50

	iii	Total Pool	$1,116,529,453.65		$1,077,436,094.04
	iv	Specified Reserve Account Balance	2,791,323.63		2,693,590.24

	v	Total Adjusted Pool	$1,119,320,777.28		$1,080,129,684.28

B	i	Weighted Average Coupon (WAC)	3.989%		3.985%
	ii	Weighted Average Remaining Term	124.69		122.32
	iii	Number of Loans	278,461		270,216
	iv	Number of Borrowers	130,735		127,694
	v	Aggregate Outstanding Principal Balance—T-Bill	$640,928,847.72		$608,958,646.93
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$475,600,605.93		$468,477,447.11
	Notes			Spread	Balance 03/17/03	% of O/S Securities	Balance 06/16/03	% of O/S Securities
C	i	A-1 Notes	78442GEZ5	0.020%	$130,787,013.37	11.618%	$89,987,979.58	8.294%
	ii	A-2 Notes	78442GFA9	0.040%	368,000,000.00	32.689%	368,000,000.00	33.919%
	iii	A-3 Notes	78442GFB7	0.100%	173,000,000.00	15.368%	173,000,000.00	15.945%
	iv	A-4 Notes	78442GFC5	0.200%	418,503,000.00	37.175%	418,503,000.00	38.573%
	vi	B Notes	78442GFD3	0.500%	35,459,000.00	3.150%	35,459,000.00	3.268%

	vii	Total Notes			$1,125,749,013.37	100.000%	$1,084,949,979.58	100.000%

	Reserve Account		3/17/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$2,791,323.63	$2,693,590.24
	iv	Reserve Account Floor Balance ($)	$1,170,259.00	$1,170,259.00
	v	Current Reserve Acct Balance ($)	$2,791,323.63	$2,693,590.24
	Capitalized Interest Account		3/17/2003	6/16/2003
E	i	Current Capitalized Interest Account Balance ($)	$5,012,362.09	$5,027,000.31

1

II.    2002-8    Transactions from:    2/28/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$32,097,703.73
	ii	Principal Collections from Guarantor	567,257.90
	iii	Principal Reimbursements	10,651,856.64
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$43,316,818.27
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$991,801.65
	ii	Capitalized Interest	(3,087,589.02)

	iii	Total Non-Cash Principal Activity	$(2,095,787.37)
C	Total Student Loan Principal Activity		$41,221,030.90

D	Student Loan Interest Activity
	i	Regular Interest Collections	$2,821,119.33
	ii	Interest Claims Received from Guarantors	9,981.43
	iii	Collection Fees/Returned Items	5,738.37
	iv	Late Fee Reimbursements	76,462.57
	v	Interest Reimbursements	119,008.25
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	8,485.52
	viii	Subsidy Payments	532,605.16

	ix	Total Interest Collections	$3,573,400.63
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(912,648.47)
	ii	Capitalized Interest	3,087,589.02

	iii	Total Non-Cash Interest Adjustments	$2,174,940.55
F	Total Student Loan Interest Activity		$5,748,341.18

G.	Non-Reimbursable Losses During Collection Period		$88.97
H.	Cumulative Non-Reimbursable Losses to Date		$42,128.04

2

III.    2002-8    Collection Account Activity    2/28/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$9,315,141.19
	ii	Cash Consolidation Principal Payments	$23,349,820.44
	iii	Cash Forwarded by Administrator on behalf of Seller	1,144,845.78
	iv	Cash Forwarded by Administrator on behalf of Servicer	15,903.46
	v	Cash Forwarded by Administrator for Consolidation Activity	9,491,107.40

	vi	Total Principal Collections	$43,316,818.27
B	Interest Collections
	i	Interest Payments Received—Cash	$2,524,593.71
	ii	Cash Consolidation Interest Payments	$847,597.73
	iii	Cash Forwarded by Administrator on behalf of Seller	20,301.28
	iv	Cash Forwarded by Administrator on behalf of Servicer	370.79
	v	Cash Forwarded by Administrator for Consolidation Activity	98,336.18
	vi	Collection Fees/Returned Items	5,738.37
	vii	Cash Forwarded by Administrator for Late Fee Activity	76,462.57

	viii	Total Interest Collections	$3,573,400.63
C	Other Reimbursements		$47,075.97
D	Reserves in Excess of the Requirement		$97,733.39
E	Swap Payments Received from Counterparties		$—
F	Administrator Account Investment Income		$28,888.22
G	Investment Earnings for Period in Trust Accounts		$76,852.20
H	Funds Released from Capitalized Interest Account		$—
I	Return funds borrowed for previous distribution		$—
	TOTAL AVAILABLE FUNDS		$47,140,768.68
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(1,610,616.42)

J	NET AVAILABLE FUNDS		$45,530,152.26

K	Servicing Fees Due for Current Period		$787,266.74

	Less:	Servicing ADJ [A iv + B iv]	$(16,274.25)

L		Carryover Servicing Fees Due	$—

M	Administration Fees Due	$20,000.00

N	Total Fees Due for Period	$790,992.49

3

IV.    2002-8    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School
Current	3.493%	3.495%	116,651	92,395	41.891%	34.193%	$425,864,264.58	$326,047,538.09	39.324%	31.299%
Grace
Current	3.496%	3.491%	26,944	45,390	9.676%	16.798%	$83,495,008.10	$165,968,629.24	7.710%	15.932%

TOTAL INTERIM	3.494%	3.494%	143,595	137,785	51.567%	50.991%	$509,359,272.68	$492,016,167.33	47.034%	47.230%

REPAYMENT
Active
Current	4.808%	4.770%	59,366	60,808	21.320%	22.503%	$180,938,162.14	$173,651,805.19	16.708%	16.669%
31-60 Days Delinquent	4.676%	4.653%	4,381	3,984	1.573%	1.474%	$18,599,679.72	$13,103,648.74	1.717%	1.258%
61-90 Days Delinquent	4.692%	4.667%	1,510	2,352	0.542%	0.870%	$6,997,030.30	$8,236,482.32	0.646%	0.791%
91-120 Days Delinquent	5.120%	4.676%	863	1,815	0.310%	0.672%	$2,569,016.01	$6,974,341.46	0.237%	0.669%
› 120 Days Delinquent	4.967%	4.895%	908	1,787	0.326%	0.661%	$2,531,624.28	$5,688,055.81	0.234%	0.546%
Deferment
Current	3.960%	3.956%	39,236	34,049	14.090%	12.601%	$208,813,262.23	$187,014,769.54	19.282%	17.952%
Forbearance
Current	4.609%	4.599%	28,510	27,511	10.238%	10.181%	$152,743,819.86	$154,701,641.57	14.104%	14.850%

TOTAL REPAYMENT	4.443%	4.440%	134,774	132,306	48.400%	48.962%	$573,192,594.54	$549,370,744.63	52.928%	52.735%

Claims in Process (1)	4.656%	4.630%	92	125	0.033%	0.046%	$409,498.22	$353,422.58	0.038%	0.034%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	3.989%	3.985%	278,461	270,216	100.000%	100.000%	$1,082,961,365.44	$1,041,740,334.54	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2002-8    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
GSL—Unsubsidized	3.922%	102,929	$490,859,953.39	47.119%
GSL—Subsidized	4.010%	162,198	527,736,308.39	50.659%
PLUS Loans	4.974%	2,325	12,401,117.96	1.190%
SLS Loans	5.397%	2,764	10,742,954.80	1.031%
Total	3.985%	270,216	$1,041,740,334.54	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	4.006%	220,003	$926,621,640.59	88.949%
Two Year	3.865%	34,417	76,563,923.25	7.350%
Technical	3.952%	15,684	38,246,126.25	3.671%
Other	5.913%	112	308,644.45	0.030%
Total	3.985%	270,216	$1,041,740,334.54	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2002-8    Student Loan Rate Calculation and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period						$7,318,595.73
B	Interest Subsidy Payments Accrued During Collection Period						1,070,173.70
C	SAP Payments Accrued During Collection Period						0.00
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)						76,852.20
E	INV Earnings Accrued for Collection Period (CAPPED INT ACCT)						14,638.22
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)						28,888.22

G	Net Expected Interest Collections						$8,509,148.07
H	Student Loan Rate
	i	Days in Calculation Period					91
	ii	Days in Year					360
	iii	Net Expected Interest Collections					$8,509,148.07
	iv	Primary Servicing Fee					$2,397,883.16
	v	Administration Fee					$20,000.00
	vi	Swap Fees					$14,228.22
	vii	Total Pool Balance at Beginning of Collection Period					$1,116,529,453.65
	viii	Student Loan Rate					2.15319%
I	Interest Rate Swap Calculations
			Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Swap Notional Amount	$130,787,013.37	$368,000,000.00	$173,000,000.00	$418,503,000.00	$35,459,000.00
	ii	Note Interest Rate	1.27875%	1.29875%	1.35875%	1.45875%	1.75875%
	iii	Student Loan Rate	2.15319%	2.15319%	2.15319%	2.15319%	2.15319%
	iv	Excess Over Student Loan Rate (ii-iii)	0.00000%	0.00000%	0.00000%	0.00000%	0.00000%
	v	Swap Payments Due to Trust	$0.00	$0.00	$0.00	$0.00	$0.00

	vi	Swap Payments Due to Counterparty (.005% per annum of swap notional)	$1,653.00	$4,651.11	$2,186.53	$5,289.41	$448.16

VII.    2002-8    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003232396	03/17/03 - 06/16/03	1.27875%
B	Class A-2 Interest Rate	0.003282951	03/17/03 - 06/16/03	1.29875%
C	Class A-3 Interest Rate	0.003434618	03/17/03 - 06/16/03	1.35875%
D	Class A-4 Interest Rate	0.003687396	03/17/03 - 06/16/03	1.45875%
F	Class B Interest Rate	0.004445729	03/17/03 - 06/16/03	1.75875%

6

VIII.    2002-8    Inputs From Original Data    2/28/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,082,961,365.44
	ii	Interest To Be Capitalized	33,568,088.21

	iii	Total Pool	$1,116,529,453.65
	iv	Specified Reserve Account Balance	2,791,323.63

	v	Total Adjusted Pool	$1,119,320,777.28

B	Total Note and Certificate Factor		0.95244095273
C	Total Note Balance		$1,125,749,013.37
D	Note Balance 3/17/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	0.6993957934	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$130,787,013.37	$368,000,000.00	$173,000,000.00	$418,503,000.00	$35,459,000.00

E	Note Principal Shortfall		$6,428,236.09	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance						$2,791,323.63
I	Unpaid Primary Servicing Fees from Prior Month(s)						$0.00
J	Unpaid Administration fees from Prior Quarter(s)						$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)						$0.00
L	Interest Due on Unpaid Carryover Servicing Fees						$0.00

7

IX.    2002-8    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Section III-J)		$45,530,152.26	$45,530,152.26
B	Primary Servicing Fees—Current Month		$770,992.49	$44,759,159.77
C	Administration Fee		$20,000.00	$44,739,159.77
D	Swap Fees
	i	Fixed Rate Swap Payment	$4,742.74	$44,734,417.03
	ii	Fixed Rate Swap Payment	$4,742.74	$44,729,674.29
	iii	Fixed Rate Swap Payment	$4,742.74	$44,724,931.55

		Total Swap Fee	$14,228.22
E	Noteholder's Interest Distribution Amount
	i	Class A-1	$422,755.40	$44,302,176.15
	ii	Class A-2	$1,208,126.11	$43,094,050.04
	iii	Class A-3	$594,188.92	$42,499,861.12
	iv	Class A-4	$1,543,186.22	$40,956,674.90
	vi	Class B	$157,641.11	$40,799,033.79

	vii	Total Noteholder's Interest Distribution	$3,925,897.76
F	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$40,799,033.79	$0.00
	ii	Class A-2	$0.00	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$40,799,033.79
G	Increase to the Specified Reserve Account Balance		$0.00	$0.00
H	Floating Rate Swap Payment Reimbursement		$0.00	$0.00
I	Carryover Servicing Fees		$0.00	$0.00
J	Excess to Certificate Holder		$0.00	$0.00

8

X.    2002-8    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$422,755.40	$1,208,126.11	$594,188.92	$1,543,186.22	$157,641.11
	ii	Quarterly Interest Paid	422,755.40	1,208,126.11	$594,188.92	$1,543,186.22	157,641.11

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$45,619,329.09	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	40,799,033.79	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$4,820,295.30	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$41,221,789.19	$1,208,126.11	$594,188.92	$1,543,186.22	$157,641.11

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$1,125,749,013.37
	ii	Adjusted Pool Balance 5/31/03	1,080,129,684.28

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$45,619,329.09

	iv	Adjusted Pool Balance 2/28/03	$1,119,320,777.28
	v	Adjusted Pool Balance 5/31/03	1,080,129,684.28

	vi	Current Principal Due (iv-v)	$39,191,093.00
	vii	Principal Shortfall from Previous Collection Period	6,428,236.09

	viii	Principal Distribution Amount (vi + vii)	$45,619,329.09

	ix	Principal Distribution Amount Paid	$40,799,033.79
	x	Principal Shortfall (viii-ix)	$4,820,295.30
C		Total Principal Distribution	$40,799,033.79
D		Total Interest Distribution	3,925,897.76

E		Total Cash Distributions	$44,724,931.55

F	Note Balances			3/17/2003	6/16/2003
	i	A-1 Note Balance	78442GEZ5	$130,787,013.37	$89,987,979.58
		A-1 Note Pool Factor		0.6993957934	0.4812191421
	ii	A-2 Note Balance	78442GFA9	$368,000,000.00	$368,000,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GFB7	$173,000,000.00	$173,000,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GFC5	$418,503,000.00	$418,503,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	vi	B Note Balance	78442GFD3	$35,459,000.00	$35,459,000.00
		B Note Pool Factor		1.0000000000	1.0000000000

G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$2,791,323.63
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$2,791,323.63
	v	Required Reserve Account Balance	$2,693,590.24
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$97,733.39
	viii	Ending Reserve Account Balance	$2,693,590.24

9

XI.    2002-8    Historical Pool Information

		03/01/03-05/31/03	11/25/02-02/28/03
Beginning Student Loan Portfolio Balance		$1,082,961,365.44	$1,135,254,917.81

Student Loan Principal Activity
i	Regular Principal Collections	$32,097,703.73	$30,275,737.09
ii	Principal Collections from Guarantor	567,257.90	208,395.13
iii	Principal Reimbursements	10,651,856.64	27,628,341.57
iv	Other System Adjustments	—	—

v	Total Principal Collections	$43,316,818.27	$58,112,473.79
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$991,801.65	$1,946,299.27
ii	Capitalized Interest	(3,087,589.02)	(7,765,220.69)

iii	Total Non-Cash Principal Activity	$(2,095,787.37)	$(5,818,921.42)

(-) Total Student Loan Principal Activity		$41,221,030.90	$52,293,552.37

Student Loan Interest Activity
i	Regular Interest Collections	$2,821,119.33	$2,800,442.90
ii	Interest Claims Received from Guarantors	9,981.43	1,497.09
iii	Collection Fees/Returned Items	5,738.37	4,446.71
iv	Late Fee Reimbursements	76,462.57	66,265.42
v	Interest Reimbursements	119,008.25	624,144.71
vi	Other System Adjustments	—	—
vii	Special Allowance Payments	8,485.52	—
viii	Subsidy Payments	532,605.16	897,423.71

ix	Total Interest Collections	$3,573,400.63	$4,394,220.54
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(912,648.47)	$(1,890,275.00)
ii	Capitalized Interest	3,087,589.02	7,765,220.69

iii	Total Non-Cash Interest Adjustments	$2,174,940.55	$5,874,945.69

Total Student Loan Interest Activity		$5,748,341.18	$10,269,166.23
(=) Ending Student Loan Portfolio Balance		$1,041,740,334.54	$1,082,961,365.44

(+) Interest to be Capitalized		$35,695,759.50	$33,568,088.21

(=) TOTAL POOL		$1,077,436,094.04	$1,116,529,453.65

(+) Reserve Account Balance		$2,693,590.24	$2,791,323.63

(=) Total Adjusted Pool		$1,080,129,684.28	$1,119,320,777.28

10

XII.    2002-8    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Mar-03	$1,116,529,454	13.00%
Jun-03	$1,077,436,094	12.60%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-1

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 03/01/03-05/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/28/2003	Activity	5/31/2003
A	i	Portfolio Balance	$2,012,590,208.65	$(28,424,488.93)	$1,984,165,719.72
	ii	Interest to be Capitalized	10,327,821.90		10,546,659.16

	iii	Total Pool	$2,022,918,030.55		$1,994,712,378.88
	iv	Specified Reserve Account Balance	5,057,295.08		4,986,780.95

	v	Total Adjusted Pool	$2,027,975,325.63		$1,999,699,159.83

B	i	Weighted Average Coupon (WAC)	7.393%		7.391%
	ii	Weighted Average Remaining Term	266.88		265.62
	iii	Number of Loans	100,909		99,432
	iv	Number of Borrowers	62,005		60,934
	v	Aggregate Outstanding Principal Balance—T-Bill	$399,350,399.54		$390,104,342.37
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,623,567,631.01		$1,604,608,036.51
	Notes and Certificates			Spread	Balance 03/17/03	% of O/S Securities	Balance 06/16/03	% of O/S Securities
C	i	A-1 Notes	78442GFE1	0.020%	$164,045,325.63	8.089%	$135,769,159.83	6.789%
	ii	A-2 Notes	78442GFF8	0.040%	231,000,000.00	11.391%	231,000,000.00	11.552%
	iii	A-3 Notes	78442GFG6	0.110%	211,000,000.00	10.405%	211,000,000.00	10.552%
	iv	A-4 Notes	78442GFH4	0.190%	197,000,000.00	9.714%	197,000,000.00	9.852%
	v	A-5A Notes	78442GFK7	—	332,650,000.00	16.403%	332,650,000.00	16.635%
	vi	A-5B Notes	78442GFL5	0.160%	430,000,000.00	21.203%	430,000,000.00	21.503%
	vii	A-5C Notes	78442GFM3	0.250%	400,000,000.00	19.724%	400,000,000.00	20.003%
	viii	B Notes	78442GFJ0	0.600%	62,280,000.00	3.071%	62,280,000.00	3.114%

	ix	Total Notes			$2,027,975,325.63	100.000%	$1,999,699,159.83	100.000%

	Reserve Account		3/17/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$—	$—
	iii	Specified Reserve Acct Balance ($)	$5,057,295.08	$4,986,780.95
	iv	Reserve Account Floor Balance ($)	$3,083,057.00	$3,083,057.00
	v	Current Reserve Acct Balance ($)	$5,057,295.08	$4,986,780.95
	Other Accounts		3/17/2003	6/16/2003
E	i	Remarketing Fee Account	$4,069,275.00	$4,069,275.00
	ii	Capitalized Interest Account	$23,773,195.75	$23,842,621.26
	iii	Principal Accumulation Account (A-5A)	$—	$—
	iv	Supplemental Interest Account (A-5A)	$—	$—

1

II.    2003-1    Transactions from:    2/28/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$29,569,148.82
	ii	Principal Collections from Guarantor	2,325,326.04
	iii	Principal Reimbursements	10,083,723.49
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$41,978,198.35
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$585,089.69
	ii	Capitalized Interest	(14,138,799.11)

	iii	Total Non-Cash Principal Activity	$(13,553,709.42)
C	Total Student Loan Principal Activity		$28,424,488.93

D	Student Loan Interest Activity
	i	Regular Interest Collections	$21,001,285.70
	ii	Interest Claims Received from Guarantors	86,060.01
	iii	Collection Fees/Returned Items	712.92
	iv	Late Fee Reimbursements	233,008.40
	v	Interest Reimbursements	90,549.00
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	584,057.41

	ix	Total Interest Collections	$21,995,673.44
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(571,480.07)
	ii	Capitalized Interest	14,138,799.11

	iii	Total Non-Cash Interest Adjustments	$13,567,319.04
F	Total Student Loan Interest Activity		$35,562,992.48

G.	Non-Reimbursable Losses During Collection Period		$12,159.12
H.	Cumulative Non-Reimbursable Losses to Date		$12,159.12

2

III.    2003-1    Collection Account Activity    2/28/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$24,177,951.68
	ii	Cash Consolidation Principal Payments	$7,716,523.18
	iii	Cash Forwarded by Administrator on behalf of Seller	277,773.20
	iv	Cash Forwarded by Administrator on behalf of Servicer	(32.21)
	v	Cash Forwarded by Administrator for Consolidation Activity	9,805,982.50

	vi	Total Principal Collections	$41,978,198.35
B	Interest Collections
	i	Interest Payments Received—Cash	$21,594,298.45
	ii	Cash Consolidation Interest Payments	$77,104.67
	iii	Cash Forwarded by Administrator on behalf of Seller	4,081.37
	iv	Cash Forwarded by Administrator on behalf of Servicer	(50.40)
	v	Cash Forwarded by Administrator for Consolidation Activity	86,518.03
	vi	Collection Fees/Returned Items	712.92
	vii	Cash Forwarded by Administrator for Late Fee Activity	233,008.40

	viii	Total Interest Collections	$21,995,673.44
C	Other Reimbursements		$172,883.72
D	Reserves In Excess of the Requirement		$70,514.13
E	Reset Period Target Amount Excess		$—
F	Interest Rate Cap Proceeds		$—
G	Interest Rate Swap Proceeds		$1,871,156.25
H	Administrator Account Investment Income		$33,783.36
I	Trust Account Investment Income		$112,958.21
J	Funds Released from Capitalized Interest Account		$—
	TOTAL AVAILABLE FUNDS		$66,235,167.46
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(1,673,850.05)
	Consolidation Loan Rebate Fees		$(5,183,271.00)

K	NET AVAILABLE FUNDS		$59,378,046.41

L	Servicing Fees Due for Current Period		$830,538.81

	Less:	Servicing ADJ [A iv + B iv]	$82.61

M		Carryover Servicing Fees Due	$—

N	Administration Fees Due	$25,000.00

O	Total Fees Due for Period	$855,621.42

3

IV.    2003-1    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003	2/28/2003	5/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	7.351%	7.341%	66,478	66,405	65.880%	66.785%	$1,251,765,840.41	$1,242,393,915.67	62.196%	62.615%
31-60 Days Delinquent	7.542%	7.543%	2,880	3,024	2.854%	3.041%	$57,323,650.57	$60,652,839.88	2.848%	3.057%
61-90 Days Delinquent	7.704%	7.685%	1,291	1,123	1.279%	1.129%	$27,604,424.34	$22,384,019.34	1.372%	1.128%
91-120 Days Delinquent	7.815%	7.729%	702	558	0.696%	0.561%	$13,499,481.53	$11,780,405.76	0.671%	0.594%
› 120 Days Delinquent	7.978%	8.045%	1,037	863	1.028%	0.868%	$22,880,611.48	$19,995,437.07	1.137%	1.008%
Deferment
Current	7.327%	7.349%	9,528	9,152	9.442%	9.204%	$197,897,189.00	$192,197,621.33	9.833%	9.687%
Forbearance
Current	7.463%	7.477%	18,955	18,191	18.784%	18.295%	$440,992,657.37	$432,417,307.85	21.912%	21.793%

TOTAL REPAYMENT	7.393%	7.391%	100,871	99,316	99.963%	99.884%	$2,011,963,854.70	$1,981,821,546.90	99.969%	99.882%

Claims in Process (1)	7.496%	7.388%	38	116	0.038%	0.117%	$626,353.95	$2,344,172.82	0.031%	0.118%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	7.393%	7.391%	100,909	99,432	100.000%	100.000%	$2,012,590,208.65	$1,984,165,719.72	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-1    Portfolio Characteristics by School and Program

SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	8.854%	214	$5,163,385.36	0.260%
Two Year	8.937%	17	214,633.92	0.011%
Technical	8.740%	29	324,387.24	0.016%
Other	7.387%	99,172	1,978,463,313.20	99.713%
Total	7.391%	99,432	$1,984,165,719.72	100.000%
100% of the Trust Student Loans are Consolidation Loans

*
Percentages may not total 100% due to rounding.

5

VI.    2003-1    Various Interest Accruals and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period		$35,137,019.04
B	Interest Subsidy Payments Accrued During Collection Period		1,251,810.61
C	SAP Payments Accrued During Collection Period		101.80
D	Investment Earnings Accrued for Collection Period (TRUST ACCOUNTS except CAP INT ACCT)		112,958.21
E	Investment Earnings Accrued for Collection Period (CAP INT ACCOUNTS)		69,425.51
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		33,783.36
G	Consolidation Loan Rebate Fees		(5,183,271.00)

H	Net Expected Interest Collections		$31,421,827.53
I	Interest Rate Cap Payments Due to the Trust
			Cap
	i	Cap Notional Amount	$600,000,000.00
	ii	Libor (3M)	1.25875%
	iii	Cap %	5.00000%
	iv	Excess Over Cap ( ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00

Interest Rate Swap on Fixed Rate Reset Notes

		A-5A Swap Calc	A-5B Swap Calc	A-5C Swap Calc
Swap Payments
i	Notional Swap Amount	332,650,000	—	—
SLM Student Loan Trust Pays:
iia	3 Month Libor	1.25875%	0.00000%	0.00000%
iib	Spread	0.123%	0.000%	0.000%

iic	Pay Rate	1.382%	0.000%	0.000%
iii	Gross Swap Payment Due Counterparty	$1,161,865.65	$0.00	$0.00
iv	Days in Period 3/17/2003 6/16/2003	91	91	91
Counterparty Pays:
v	Fixed Rate Equal To Respective Reset Note Rate	2.25000%	0.00000%	0.00000%
vi	Gross Swap Receipt Due Trust	$1,871,156.25	$0.00	$0.00
vii	Days in Period 3/15/2003 6/15/2003	90	90	90

6

VII.    2003-1    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate	Index
A	Class A-1 Interest Rate	0.003232396	(03/17/03-06/16/03)	1.27875%	LIBOR
B	Class A-2 Interest Rate	0.003282952	(03/17/03-06/16/03)	1.29875%	LIBOR
C	Class A-3 Interest Rate	0.003459896	(03/17/03-06/16/03)	1.36875%	LIBOR
D	Class A-4 Interest Rate	0.003662118	(03/17/03-06/16/03)	1.44875%	LIBOR
E	Class A-5A Interest Rate	0.005625000	(03/15/03-06/15/03)	2.25000%	Fixed
F	Class A-5B Interest Rate	0.003586285	(03/17/03-06/16/03)	1.41875%	LIBOR
G	Class A-5C Interest Rate	0.003813785	(03/17/03-06/16/03)	1.50875%	LIBOR
H	Class B Interest Rate	0.004698507	(03/17/03-06/16/03)	1.85875%	LIBOR

7

VIII.    2003-1    Inputs From Prior Quarter    2/28/2003

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,012,590,208.65
	ii	Interest To Be Capitalized	10,327,821.90

	iii	Total Pool	$2,022,918,030.55
	iv	Specified Reserve Account Balance	5,057,295.08

	v	Total Adjusted Pool	$2,027,975,325.63

B	Total Note and Certificate Factor		0.97689966696
C	Total Note Balance		$2,027,975,325.63
D	Note Balance 3/17/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class B
	i	Current Factor	0.7737987058	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$164,045,325.63	$231,000,000.00	$211,000,000.00	$197,000,000.00	$332,650,000.00	$430,000,000.00	$400,000,000.00	$62,280,000.00

E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance									$5,057,295.08
I	Unpaid Primary Servicing Fees from Prior Month(s)									$0.00
J	Unpaid Administration fees from Prior Quarter(s)									$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)									$0.00
L	Interest Due on Unpaid Carryover Servicing Fees									$0.00

8

IX.    2003-1    Remarketing Fee and Trigger Events

	Remarketing Fee Account Reconciliation	A-5A	A-5B	A-5C	Total
	Next Reset Date	6/15/2005	9/17/2007	9/15/2009
i	Reset Period Target Amount	$1,164,275.00	$1,505,000.00	$1,400,000.00	$4,069,275.00
ii	Remarketing Fee Account Balance (net of inv earnings)	$1,164,275.00	$1,505,000.00	$1,400,000.00	$4,069,275.00

iii	Quarterly Funding Amount	$—	$—	$—	$—

X.    2003-1    Trigger Events

A	Has Stepdown Date Occurred?	N
	The Stepdown Date is the earlier of (1) 12/15/2007 or (2) the first date on which no class A notes remain outstanding.
B	Note Balance Trigger	N
C	Cumulative Default Triggers
	Cumulative Prin Balance of Defaulted Loans	$7,023,293.85
	Initial Pool Balance	$2,055,371,512.04
	Cumulative Default Percentage	0.342%
i	Dec 2007 - Sept 2008 (cumumlative default > 35%)	N
ii	Dec 2008 - Sept 2009 (cumumlative default > 40%)	N
iii	Dec 2009 - Sept 2010 (cumumlative default > 45%)	N
iv	Dec 2010 and thereafter (cumumlative default > 50%)	N
	Class A Percentage	100.00%
	Class B Percentage	0.00%

9

XI.    2003-1    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Section III-K)		$59,378,046.41	$59,378,046.41
B	Primary Servicing Fees—Current Month		$830,621.42	$58,547,424.99
C	Administration Fee		$25,000.00	$58,522,424.99
D	Aggregate Quarterly Funding Amount		$0.00	$58,522,424.99
E	Noteholder's Interest Distribution Amounts
	i	Class A-1	$530,259.45	$57,992,165.54
	ii	Class A-2	$758,361.91	$57,233,803.63
	iii	Class A-3	$730,038.06	$56,503,765.57
	iv	Class A-4	$721,437.26	$55,782,328.31
	v	Class A-5A	$1,871,156.25	$53,911,172.06
	vi	Class A-5B	$1,542,102.55	$52,369,069.51
	vii	Class A-5C	$1,525,514.00	$50,843,555.51
	viii	Interest Rate Swap Payment	$1,161,865.65	$49,681,689.86

		Total	$8,840,735.13
F	Class B Noteholders' Interest Distribution Amount		$292,623.01	$49,389,066.85
G	Noteholder's Principal Distribution Amounts Paid (or set aside*)
	i	Class A-1	$28,276,165.80	$21,112,901.05
	ii	Class A-2	$0.00	$21,112,901.05
	iii	Class A-3	$0.00	$21,112,901.05
	iv	Class A-4	$0.00	$21,112,901.05
	v	Class A-5A	$0.00	$21,112,901.05
	vi	Class A-5B	$0.00	$21,112,901.05
	vii	Class A-5C	$0.00	$21,112,901.05

		Total	$28,276,165.80
H	Increase to Supplemental Interest Account		$0.00	$21,112,901.05
I	Class B Noteholder's Principal Distribution Amount		$0.00	$21,112,901.05
J	Increase to the Specified Reserve Account		$0.00	$21,112,901.05
K	Carryover Servicing Fees		$0.00	$21,112,901.05
L	Remarketing Costs in Excess of Remarketing Fee Account		$0.00	$21,112,901.05
M	Excess to Excess Distribution Certificate Holder		$21,112,901.05	$0.00

*
Amounts allocated to classes of fixed rate reset notes are deposited into their accumulation account for distribution on the next related reset date

10

XII.    2003-1    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class B
	i	Quarterly Interest Due	$530,259.45	$758,361.91	$730,038.06	$721,437.26	$1,871,156.25	$1,542,102.55	$1,525,514.00	$292,623.01
	ii	Quarterly Interest Paid	530,259.45	758,361.91	730,038.06	721,437.26	1,871,156.25	1,542,102.55	1,525,514.00	292,623.01

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$28,276,165.80	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	28,276,165.80	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$28,806,425.25	$758,361.91	$730,038.06	$721,437.26	$1,871,156.25	$1,542,102.55	$1,525,514.00	$292,623.01

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 3/17/2003	$2,027,975,325.63
	ii	Adjusted Pool Balance 5/31/2003	1,999,699,159.83

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$28,276,165.80

	iv	Adjusted Pool Balance 2/28/2003	$2,027,975,325.63
	v	Adjusted Pool Balance 5/31/2003	1,999,699,159.83

	vi	Current Principal Due (iv-v)	$28,276,165.80
	vii	Principal Shortfall from Prior Collection Period	—

	viii	Principal Distribution Amount (vi + vii)	$28,276,165.80

	ix	Principal Distribution Amount Paid	$28,276,165.80
	x	Principal Shortfall (viii-ix)	$—
C	Total Principal Distribution		$28,276,165.80
D	Total Interest Distribution		7,971,492.49

E	Total Cash Distributions		$36,247,658.29

F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,057,295.08
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$5,057,295.08
	v	Required Reserve Account Balance	$4,986,780.95
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$70,514.13
	viii	Ending Reserve Account Balance	$4,986,780.95
G	Note Balances			3/17/2003	6/16/2003
	i	A-1 Note Balance	78442GFE1	$164,045,325.63	$135,769,159.83
		A-1 Note Pool Factor		0.7737987058	0.6404205652
	ii	A-2 Note Balance	78442GFF8	$231,000,000.00	$231,000,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GFG6	$211,000,000.00	$211,000,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GFH4	$197,000,000.00	$197,000,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	v	A-5A Note Balance	78442GFK7	$332,650,000.00	332,650,000.00
		A-5A Note Pool Factor		1.0000000000	1.0000000000
	vi	A-5B Note Balance	78442GFL5	$430,000,000.00	$430,000,000.00
		A-5B Note Pool Factor		1.0000000000	1.0000000000
	vii	A-5C Note Balance	78442GFM3	$400,000,000.00	$400,000,000.00
		A-5C Note Pool Factor		1.0000000000	1.0000000000
	viii	B Note Balance	78442GFJ0	$62,280,000.00	$62,280,000.00
		B Note Pool Factor		1.0000000000	1.0000000000

11

XIII.    2003-1    Historical Pool Information

		03/01/03-05/31/03	11/07/02 - 02/28/03
Beginning Student Loan Portfolio Balance		$2,012,590,208.65	$2,046,987,868.01

Student Loan Principal Activity
i	Regular Principal Collections	$29,569,148.82	$30,639,821.96
ii	Principal Collections from Guarantor	2,325,326.04	1,415,411.02
iii	Principal Reimbursements	10,083,723.49	17,537,650.81
iv	Other System Adjustments	—	—

v	Total Principal Collections	$41,978,198.35	$49,592,883.79
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$585,089.69	$853,830.54
ii	Capitalized Interest	(14,138,799.11)	(16,049,054.97)

iii	Total Non-Cash Principal Activity	$(13,553,709.42)	$(15,195,224.43)

(-) Total Student Loan Principal Activity		$28,424,488.93	$34,397,659.36

Student Loan Interest Activity
i	Regular Interest Collections	$21,001,285.70	$27,642,370.55
ii	Interest Claims Received from Guarantors	86,060.01	27,283.31
iii	Collection Fees/Returned Items	712.92	1,093.87
iv	Late Fee Reimbursements	233,008.40	305,557.25
v	Interest Reimbursements	90,549.00	155,040.57
vi	Other System Adjustments	—	—
vii	Special Allowance Payments	—	—
viii	Subsidy Payments	584,057.41	—

ix	Total Interest Collections	$21,995,673.44	$28,131,345.55
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(571,480.07)	$(850,275.74)
ii	Capitalized Interest	14,138,799.11	16,049,054.97

iii	Total Non-Cash Interest Adjustments	$13,567,319.04	$15,198,779.23

Total Student Loan Interest Activity		$35,562,992.48	$43,330,124.78
(=) Ending Student Loan Portfolio Balance		$1,984,165,719.72	$2,012,590,208.65

(+) Interest to be Capitalized		$10,546,659.16	$10,327,821.90

(=) TOTAL POOL		$1,994,712,378.88	$2,022,918,030.55

(+) Reserve Account Balance		$4,986,780.95	$5,057,295.08

(=) Total Adjusted Pool		$1,999,699,159.83	$2,027,975,325.63

12

XIV.    2003-1    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Mar-03	$2,022,918,031	5.17%
Jun-03	$1,994,712,379	5.18%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

13

SLM Student Loan Trust 2003-2

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 2/3/03-5/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/3/2003	Activity	5/31/2003
A	i	Portfolio Balance	$1,997,000,948.34	$(41,123,433.41)	$1,955,877,514.93
	ii	Interest to be Capitalized	8,059,361.96		10,602,091.58

	iii	Total Pool	$2,005,060,310.30		$1,966,479,606.51
	iv	Specified Reserve Account Balance	5,012,651.00		4,916,199.02

	v	Total Adjusted Pool	$2,010,072,961.30		$1,971,395,805.53

B	i	Weighted Average Coupon (WAC)	7.260%		7.257%
	ii	Weighted Average Remaining Term	265.86		264.29
	iii	Number of Loans	101,096		99,456
	iv	Number of Borrowers	63,550		62,295
	v	Aggregate Outstanding Principal Balance—T-Bill	$400,978,154.21		$390,433,740.01
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,604,082,156.09		$1,576,045,866.50
	Notes			Spread	Balance 3/4/03	Balance 6/16/03
C	i	A-1 L Notes	78442GFN1	0.020%	$162,240,000.00	$108,559,805.53
	ii	A-2 L Notes	78442GFP6	0.030%	$246,045,000.00	$246,045,000.00
	iii	A-3 L Notes	78442GFQ4	0.100%	$263,529,000.00	$263,529,000.00
	iv	A-4 L Notes	78442GFR2	0.190%	$288,861,000.00	$288,861,000.00
	v	A-5 E Notes *	XS0163731846	0.260%	588,000,000.00	588,000,000.00
	vi	A-6 ARS Notes	78442GFT8	ARS	$66,550,000.00	$66,550,000.00
	vii	A-7 ARS Notes	78442GFU5	ARS	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GFV3	ARS	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GFW1	ARS	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GFX9	ARS	$60,753,000.00	$60,753,000.00
	Reserve Account		3/4/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$5,012,651.00
	iii	Specified Reserve Acct Balance ($)		$4,916,199.02
	iv	Reserve Account Floor Balance ($)	$2,005,060.00	$2,005,060.00
	v	Current Reserve Acct Balance ($)	$5,012,651.00	$4,916,199.02
	Capitalized Interest Account		3/4/2003	6/16/2003
E	i	Current Capitalized Interest Account Balance ($)	$26,700,000.00	$26,775,279.96

*
A-5 is denominated in Euros

1

II.    2003-2    Transactions from:    2/3/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$34,012,926.19
	ii	Principal Collections from Guarantor	1,524,169.64
	iii	Principal Reimbursements	20,312,889.41
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$55,849,985.24
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$1,062,235.93
	ii	Capitalized Interest	(15,788,787.76)

	iii	Total Non-Cash Principal Activity	$(14,726,551.83)
C	Total Student Loan Principal Activity		$41,123,433.41

D	Student Loan Interest Activity
	i	Regular Interest Collections	$26,838,182.63
	ii	Interest Claims Received from Guarantors	31,607.13
	iii	Collection Fees	3,053.75
	iv	Late Fee Reimbursements	299,700.20
	v	Interest Reimbursements	148,179.63
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	589,238.65

	ix	Total Interest Collections	$27,909,961.99
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(947,078.79)
	ii	Capitalized Interest	15,788,787.76

	iii	Total Non-Cash Interest Adjustments	$14,841,708.97
F	Total Student Loan Interest Activity		$42,751,670.96

G.	Non-Reimbursable Losses During Collection Period		$0.00
H.	Cumulative Non-Reimbursable Losses to Date		$—

2

III.    2003-2    Collection Account Activity    2/3/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$26,517,822.18
	ii	Cash Consolidation Principal Payments	$9,019,273.65
	iii	Cash Forwarded by Administrator on behalf of Seller	312,554.74
	iv	Cash Forwarded by Administrator on behalf of Servicer	(87.05)
	v	Cash Forwarded by Administrator for Consolidation Activity	20,000,421.72

	vi	Total Principal Collections	$55,849,985.24
B	Interest Collections
	i	Interest Payments Received—Cash	$27,359,171.50
	ii	Cash Consolidation Interest Payments	$99,856.91
	iii	Cash Forwarded by Administrator on behalf of Seller	2,879.00
	iv	Cash Forwarded by Administrator on behalf of Servicer	(2,184.15)
	v	Cash Forwarded by Administrator for Consolidation Activity	147,484.78
	vi	Collection Fees/Returned Items	3,053.75
	vii	Cash Forwarded by Administrator for Late Fee Activity	299,700.20

	viii	Total Interest Collections	$27,909,961.99
C	Other Reimbursements		$162,689.12
D	Reserves in Excess of Reserve Requirement		$96,451.98
E	Trust Account Investment Income		$76,866.32
F	Administrator Account Investment Income		$78,020.94
	TOTAL FUNDS RECEIVED		$84,173,975.59
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Servicing Fees	$(1,569,299.93)
	ii	Consolidation Loan Rebate Fees	$(3,391,661.00)
	iii	ARS related fees, payments, and accruals (IV-A-v + IV-B-v)	$(1,494,667.66)

G	TOTAL AVAILABLE FUNDS		$77,718,347.00

H	Servicing Fees Due for Current Period		$817,809.05

	Less:	Servicing ADJ [A iv + B iv]	$2,271.20

I		Carryover Servicing Fees Due	$—

J	Administration Fees Due	$20,000.00

K	Total Fees Due for Period	$840,080.25

3

IV.    2003-2 Auction Rate Security Detail

A	Auction Rate Securities Paid During Collection Period
	i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Interest Payment
		03/24/2003	SLM TRUST 2003-2 A-6	1.270000%	20	03/04/2003	03/24/2003	46,954.72
		03/26/2003	SLM TRUST 2003-2 A-9	1.300000%	22	03/04/2003	03/26/2003	79,444.44
		03/31/2003	SLM TRUST 2003-2 A-7	1.290000%	27	03/04/2003	03/31/2003	96,750.00
		03/31/2003	SLM TRUST 2003-2 B	1.360000%	27	03/04/2003	03/31/2003	61,968.06
		04/07/2003	SLM TRUST 2003-2 A-8	1.300000%	34	03/04/2003	04/07/2003	122,777.78
		04/21/2003	SLM TRUST 2003-2 A-6	1.290000%	28	03/24/2003	04/21/2003	66,771.83
		04/23/2003	SLM TRUST 2003-2 A-9	1.300000%	28	03/26/2003	04/23/2003	101,111.11
		04/28/2003	SLM TRUST 2003-2 A-7	1.310000%	28	03/31/2003	04/28/2003	101,888.89
		04/28/2003	SLM TRUST 2003-2 B	1.350000%	28	03/31/2003	04/28/2003	63,790.65
		05/05/2003	SLM TRUST 2003-2 A-8	1.320000%	28	04/07/2003	05/05/2003	102,666.67
		05/19/2003	SLM TRUST 2003-2 A-6	1.320000%	28	04/21/2003	05/19/2003	68,324.67
		05/21/2003	SLM TRUST 2003-2 A-9	1.320000%	28	04/23/2003	05/21/2003	102,666.67
		05/27/2003	SLM TRUST 2003-2 A-7	1.310000%	29	04/28/2003	05/27/2003	105,527.78
		05/27/2003	SLM TRUST 2003-2 B	1.360000%	29	04/28/2003	05/27/2003	66,558.29
	ii	Auction Rate Security Payments Made During Collection Period						$1,187,201.56
	iii	Broker/Dealer Fees Paid During Collection Period			3/4/03-5/31/03			$180,894.73
	iv	Auction Agent Fees Paid During Collection Period			3/4/03-5/31/03			$7,688.03

	v	Total Payments Out of Future Distribution Account During Collection Period						$1,375,784.32

B	Payments Set Aside During Collection Period for Future Distributions
	i	Payment Date	Security Description	Interest Rate	No. of Days	Start Date	End Date	Total Payment
		6/2/2003	SLM TRUST 2003-2 A-8	1.320000%	28	05/05/2003	6/2/2003	102,666.67
		06/16/2003	SLM TRUST 2003-2 A-6	1.310000%	28	05/19/2003	06/16/2003	67,807.06
	ii	Future Auction Rate Security Payments Set Aside						$170,473.73
	iii	Future Broker Dealer Fees Set Aside for Payment						$25,907.78
	iv	Future Auction Agent Fees Set Aside for Payment						$1,101.08
		Less: Auction Rate Security Interest Payments due on the Distribution Date						$(67,807.06)
		Less: Auction Rate Security Auction Agent Fees due on the Distribution Date						$(439.97)
		Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date						$(10,352.22)

	v	Total Funds Remaining in Future Distribution Account						$118,883.34

4

V.    2003-2    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/3/2003	5/31/2003	2/3/2003	5/31/2003	2/3/2003	5/31/2003	2/3/2003	5/31/2003	2/3/2003	5/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	7.229%	7.217%	66,714	66,155	65.991%	66.516%	$1,243,542,231.52	$1,224,256,960.81	62.271%	62.594%
31-60 Days Delinquent	7.447%	7.471%	3,005	2,532	2.972%	2.546%	$56,568,114.74	$46,961,834.67	2.833%	2.401%
61-90 Days Delinquent	7.631%	7.663%	1,433	1,211	1.417%	1.218%	$27,757,322.60	$24,441,975.86	1.390%	1.250%
91-120 Days Delinquent	7.825%	7.763%	740	604	0.732%	0.607%	$15,333,573.49	$12,223,396.78	0.768%	0.625%
› 120 Days Delinquent	7.816%	7.952%	828	876	0.819%	0.881%	$16,766,278.31	$18,691,840.55	0.840%	0.956%
Deferment
Current	7.147%	7.175%	9,064	9,265	8.965%	9.316%	$193,190,361.62	$195,088,651.39	9.674%	9.974%
Forbearance
Current	7.307%	7.316%	19,312	18,775	19.102%	18.878%	$443,843,066.06	$433,197,432.55	22.226%	22.148%

TOTAL REPAYMENT	6.104%	7.257%	101,096	99,418	99.999%	99.962%	$1,997,000,948.34	$1,954,862,092.61	100.000%	99.948%

Claims in Process (1)	0.000%	7.826%	—	38	0.000%	0.038%	$—	$1,015,422.32	0.000%	0.052%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	7.260%	7.257%	101,096	99,456	99.999%	100.000%	$1,997,000,948.34	$1,955,877,514.93	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

5

VI.    2003-2    Portfolio Characteristics by School and Program

SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	8.714%	338	$6,332,637.28	0.324%
Two Year	8.947%	36	379,366.77	0.019%
Technical	8.891%	21	222,818.92	0.011%
Other	7.252%	99,061	1,948,942,691.96	99.646%
Total	7.257%	99,456	$1,955,877,514.93	100.000%
* 100% of the Trust Student Loans are consolidation loans.

*
Percentages may not total 100% due to rounding.

6

VII.    2003-2    Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$43,664,340.96
B	Interest Subsidy Payments Accrued During Collection Period			560,932.12
C	SAP Payments Accrued During Collection Period			63.99
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO & FUT DIST ACTS)			76,866.32
E	INV Earnings Accrued for Collection Period (CAPITALIZED INTEREST ACCOUNT)			75,279.96
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)			78,020.94
G	Consolidation Loan Rebate Fees			(3,391,661.00)

H	Net Expected Interest Collections			$41,063,843.29
H	Currency Swap Payments Due to the Trust
			Trust Receives	Trust Pays
	i	Aggregate Swap Notional Amount - Class A-5 *	588,000,000	$637,098,000
	ii	Euribor/Libor Rate	2.52100%	1.34000%
	iii	Spread	0.2600%	0.3150%
	iv	Final Rate (ii+iii)	2.78100%	1.65500%
	v	Swap Payments Due	4,723,992.00	$3,046,036.33

*
Payments are calculated using an exchange rate of $1.01 = (1.00

VIII.    2003-2    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003928889	(3/4/03-6/16/03)	1.36000%
B	Class A-2 Interest Rate	0.003957778	(3/4/03-6/16/03)	1.37000%
C	Class A-3 Interest Rate	0.004160000	(3/4/03-6/16/03)	1.44000%
D	Class A-4 Interest Rate	0.004420000	(3/4/03-6/16/03)	1.53000%
E	Class A-5 Interest Rate	0.008034000	(3/4/03-6/16/03)	2.78100%
F	Class A-6 Interest Rate	0.001018889	(5/19/03-6/16/03)	1.31000%

7

IX.    2003-2    Inputs From Original Data    2/3/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,997,000,948.34
	ii	Interest To Be Capitalized	8,059,361.96

	iii	Total Pool	$2,005,060,310.30
	iv	Specified Reserve Account Balance	5,012,651.00

	v	Total Adjusted Pool	$2,010,072,961.30
B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$2,025,076,000.00
D	Note Balance 3/4/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$162,240,000.00	$246,045,000.00	$263,529,000.00	$288,861,000.00	588,000,000.00	$66,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$60,753,000.00

E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance											$5,012,651.00
I	Unpaid Primary Servicing Fees from Prior Month(s)											$0.00
J	Unpaid Administration fees from Prior Quarter(s)											$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)											$0.00
L	Interest Due on Unpaid Carryover Servicing Fees											$0.00

8

XI.    2003-2    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (III-G)		$77,718,347.00	$77,718,347.00
B	Primary Servicing Fees—Current Month		$820,080.25	$76,898,266.75
C	Administration Fee		$20,000.00	$76,878,266.75
D	Auction Agent Fees Due 6/16/2003		$439.97	$76,877,826.78
	Broker/Dealer Fees Due 6/16/2003		$10,352.22	$76,867,474.56
E	Noteholders' Interest Distribution Amounts for 6/16/2003
	i	Class A-1	$637,422.93	$76,230,051.63
	ii	Class A-2	$973,791.43	$75,256,260.20
	iii	Class A-3	$1,096,280.64	$74,159,979.56
	iv	Class A-4	$1,276,765.62	$72,883,213.94
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$3,046,036.33	$69,837,177.61
	vi	Class A-6	$67,807.06	$69,769,370.55
	vii	Class A-7	$0.00	$69,769,370.55
	viii	Class A-8	$0.00	$69,769,370.55
	ix	Class A-9	$0.00	$69,769,370.55
	xii	Class B	$0.00	$69,769,370.55

	xiii	Total Noteholder's Interest Distribution	$7,098,104.01
F	Noteholder's Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$53,680,194.47	$16,089,176.08
	ii	Class A-2	$0.00	$16,089,176.08
	iii	Class A-3	$0.00	$16,089,176.08
	iv	Class A-4	$0.00	$16,089,176.08
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	—	$16,089,176.08
	vi	Class A-6	$0.00	$16,089,176.08
	vii	Class A-7	$0.00	$16,089,176.08
	viii	Class A-8	$0.00	$16,089,176.08
	ix	Class A-9	$0.00	$16,089,176.08
	xii	Class B	$0.00	$16,089,176.08

	xiii	Total Noteholder's Principal Distribution	$53,680,194.47
G	Increase to the Specified Reserve Account Balance		$0.00	$16,089,176.08
H	Carryover Servicing Fees		$0.00	$16,089,176.08
I	Noteholder's Interest Carryover
	i	Class A-1	$0.00	$16,089,176.08
	ii	Class A-2	$0.00	$16,089,176.08
	iii	Class A-3	$0.00	$16,089,176.08
	iv	Class A-4	$0.00	$16,089,176.08
	v	Class A-5	$0.00	$16,089,176.08
	vi	Class A-6	$0.00	$16,089,176.08
	vii	Class A-7	$0.00	$16,089,176.08
	viii	Class A-8	$0.00	$16,089,176.08
	ix	Class A-9	$0.00	$16,089,176.08
	xii	Class B	$0.00	$16,089,176.08

	xiii	Total Noteholder's Interest Carryover	$0.00
J	Excess Distribution Release to Certificateholders		$16,089,176.08	$0.00

*
Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

9

XII.    2003-2    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due	$637,422.93	$973,791.43	$1,096,280.64	$1,276,765.62	$3,046,036.33	$67,807.06	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	637,422.93	973,791.43	$1,096,280.64	$1,276,765.62	$3,046,036.33	$67,807.06	$0.00	$0.00	$0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00						$0.00
	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$53,680,194.47	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	53,680,194.47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$54,317,617.40	$973,791.43	$1,096,280.64	$1,276,765.62	$3,046,036.33	$67,807.06	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$2,025,076,000.00
	ii	Adjusted Pool Balance 5/31/03	1,971,395,805.53

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$53,680,194.47

	iv	Adjusted Pool Balance 2/3/03	$2,010,072,961.30
	v	Adjusted Pool Balance 5/31/03	1,971,395,805.53

	vi	Current Principal Due (iv-v)	$38,677,155.77
	vii	Notes Issued Exceeding Adjusted Pool Balance	15,003,038.70

	viii	Principal Distribution Amount (vi + vii)	$53,680,194.47

	ix	Principal Distribution Amount Paid or Set Aside	$53,680,194.47
	x	Principal Shortfall (viii-ix)	$—
C	Total Principal Distribution		$53,680,194.47
D	Total Interest Distribution		7,098,104.01

E	Total Cash Distributions		$60,778,298.48
F	Note Balances			3/4/2003	6/16/2003	Balance	Next ARS Pay Date
	i	A-1 Note Balance	78442GFN1	$162,240,000.00	$108,559,805.53
		A-1 Note Pool Factor		1.0000000000	0.6691309512
	ii	A-2 Note Balance	78442GFP6	$246,045,000.00	$246,045,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GFQ4	$263,529,000.00	$263,529,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GFR2	$288,861,000.00	$288,861,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	v	A-5 Note Balance	XS0163731846	588,000,000.00	$588,000,000.00
		A-5 Note Pool Factor		1.000000000	1.000000000
	vi	A-6 Note Balance	78442GFT8	$66,550,000.00	$66,550,000.00	$66,550,000.00	07/14/03
		A-6 Note Pool Factor		1.000000000	1.000000000	1.000000000
	vii	A-7 Note Balance	78442GFU5	$100,000,000.00	$100,000,000.00	$100,000,000.00	06/23/03
		A-7 Note Pool Factor		1.000000000	1.000000000	1.000000000
	viii	A-8 Note Balance	78442GFV3	$100,000,000.00	$100,000,000.00	$100,000,000.00	06/30/03
		A-8 Note Pool Factor		1.000000000	1.000000000	1.000000000
	ix	A-9 Note Balance	78442GFW1	$100,000,000.00	$100,000,000.00	$100,000,000.00	06/18/03
		A-9 Note Pool Factor		1.000000000	1.000000000	1.000000000
	v	B Note Balance	78442GFX9	$60,753,000.00	$60,753,000.00	$60,753,000.00	06/23/03
		B Note Pool Factor		1.0000000000	1.0000000000	1.000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,012,651.00
	ii	Deposits to correct Shortfall	$—
	iii	Total Reserve Account Balance Available	$5,012,651.00

	iv	Required Reserve Account Balance	$4,916,199.02
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$96,451.98
	viii	Ending Reserve Account Balance	$4,916,199.02

10

XIII.    2003-2    Historical Pool Information

		2/3/03-5/31/03
Beginning Student Loan Portfolio Balance		$1,997,000,948.34

Student Loan Principal Activity
i	Regular Principal Collections	$34,012,926.19
ii	Principal Collections from Guarantor	1,524,169.64
iii	Principal Reimbursements	20,312,889.41
iv	Other System Adjustments	—

v	Total Principal Collections	$55,849,985.24
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$1,062,235.93
ii	Capitalized Interest	(15,788,787.76)

iii	Total Non-Cash Principal Activity	$(14,726,551.83)

(-) Total Student Loan Principal Activity		$41,123,433.41

Student Loan Interest Activity
i	Regular Interest Collections	$26,838,182.63
ii	Interest Claims Received from Guarantors	31,607.13
iii	Collection Fees	3,053.75
iv	Late Fee Reimbursements	299,700.20
v	Interest Reimbursements	148,179.63
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	589,238.65

ix	Total Interest Collections	$27,909,961.99
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(947,078.79)
ii	Capitalized Interest	15,788,787.76

iii	Total Non-Cash Interest Adjustments	$14,841,708.97

Total Student Loan Interest Activity		$42,751,670.96
(=) Ending Student Loan Portfolio Balance		$1,955,877,514.93

(+) Interest to be Capitalized		$10,602,091.58

(=) TOTAL POOL		$1,966,479,606.51

(+) Reserve Account Balance		$4,916,199.02

(=) Total Adjusted Pool		$1,971,395,805.53

11

XIV.    2003-2    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$1,966,479,607	4.03%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

12

SLM Student Loan Trust 2003-3

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 02/24/03-05/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		2/24/2003	Activity	5/31/2003
A	i	Portfolio Balance	$1,242,031,167.74	$(55,286,620.77)	$1,186,744,546.97
	ii	Interest to be Capitalized	14,007,144.26		18,185,118.14

	iii	Total Pool	$1,256,038,312.00		$1,204,929,665.11
	iv	Specified Reserve Account Balance	3,140,096.00		3,012,324.16

	v	Total Adjusted Pool	$1,259,178,408.00		$1,207,941,989.27

B	i	Weighted Average Coupon (WAC)	3.853%		3.835%
	ii	Weighted Average Remaining Term	130.56		127.83
	iii	Number of Loans	309,912		300,460
	iv	Number of Borrowers	163,782		159,653
	v	Aggregate Outstanding Principal Balance—T-Bill	$252,356,918.71		$235,226,330.27
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,003,681,393.03		$969,703,334.84
	Notes			Spread	Balance 03/26/03	% of O/S Securities	Balance 06/16/03	% of O/S Securities
C	i	A-1 Notes	78442GFY7	0.000%	$207,000,000.00	16.317%	$151,638,050.67	12.499%
	ii	A-2 Notes	78442GFZ4	0.020%	365,000,000.00	28.772%	365,000,000.00	30.085%
	iii	A-3 Notes	78442GGA8	0.090%	197,000,000.00	15.529%	197,000,000.00	16.238%
	iv	A-4 Notes	78442GGB6	0.220%	461,548,000.00	36.382%	461,548,000.00	38.042%
	vi	B Notes	78442GGC4	0.590%	38,051,000.00	3.000%	38,051,000.00	3.136%

	vii	Total Notes			$1,268,599,000.00	100.000%	$1,213,237,050.67	100.000%

	Reserve Account		3/26/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$3,140,096.00
	iii	Specified Reserve Acct Balance ($)	$3,140,096.00	$3,012,324.16
	iv	Reserve Account Floor Balance ($)	$1,256,038.00	$1,256,038.00
	v	Current Reserve Acct Balance ($)	$3,140,096.00	$3,012,324.16
	Capitalized Interest Account		3/26/2003	6/16/2003
E	i	Current Capitalized Interest Account Balance ($)	$2,000,000.00	$2,004,203.80

1

II.    2003-3    Transactions from:    2/24/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$37,131,655.96
	ii	Principal Collections from Guarantor	488,826.69
	iii	Principal Reimbursements	18,934,731.70
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$56,555,214.35
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$424,612.54
	ii	Capitalized Interest	(1,693,206.12)

	iii	Total Non-Cash Principal Activity	$(1,268,593.58)
C	Total Student Loan Principal Activity		$55,286,620.77

D	Student Loan Interest Activity
	i	Regular Interest Collections	$3,247,171.28
	ii	Interest Claims Received from Guarantors	6,412.07
	iii	Collection Fees/Returned Items	5,030.70
	iv	Late Fee Reimbursements	89,819.17
	v	Interest Reimbursements	155,917.65
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	1,129,823.65

	ix	Total Interest Collections	$4,634,174.52
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(297,897.66)
	ii	Capitalized Interest	1,693,206.12

	iii	Total Non-Cash Interest Adjustments	$1,395,308.46
F	Total Student Loan Interest Activity		$6,029,482.98

G.	Non-Reimbursable Losses During Collection Period		$136.56
H.	Cumulative Non-Reimbursable Losses to Date		$136.56

2

III.    2003-3    Collection Account Activity    2/24/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$12,696,325.70
	ii	Cash Consolidation Principal Payments	$24,924,156.95
	iii	Cash Forwarded by Administrator on behalf of Seller	3,240,073.47
	iv	Cash Forwarded by Administrator on behalf of Servicer	8,380.23
	v	Cash Forwarded by Administrator for Consolidation Activity	15,686,278.00

	vi	Total Principal Collections	$56,555,214.35
B	Interest Collections
	i	Interest Payments Received—Cash	$4,059,678.66
	ii	Cash Consolidation Interest Payments	$323,728.34
	iii	Cash Forwarded by Administrator on behalf of Seller	54,571.51
	iv	Cash Forwarded by Administrator on behalf of Servicer	633.32
	v	Cash Forwarded by Administrator for Consolidation Activity	100,712.82
	vi	Collection Fees/Returned Items	5,030.70
	vii	Cash Forwarded by Administrator for Late Fee Activity	89,819.17

	viii	Total Interest Collections	$4,634,174.52
C	Other Reimbursements		$19,197.95
D	Reserves in Excess of the Requirement		$127,771.84
E	Administrator Account Investment Income		$62,055.33
F	Investment Earnings for Period in Trust Accounts		$33,436.25
G	Funds Released from Capitalized Interest Account		$—
H	Return funds borrowed for previous distribution		$—
	TOTAL AVAILABLE FUNDS		$61,431,850.24
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(1,086,129.79)

I	NET AVAILABLE FUNDS		$60,345,720.45

J	Servicing Fees Due for Current Period		$896,159.69
	Less:	Servicing ADJ [A iv + B iv]	$(9,013.55)

K		Carryover Servicing Fees Due	$—

L	Administration Fees Due	$20,000.00

M	Total Fees Due for Period	$907,146.14

3

IV.    2003-3    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	2/24/2003	5/31/2003	2/24/2003	5/31/2003	2/24/2003	5/31/2003	2/24/2003	5/31/2003	2/24/2003	5/31/2003
INTERIM:
In School
Current	3.460%	3.460%	163,214	122,914	41.891%	40.909%	$628,027,811.47	$477,248,173.38	39.324%	40.215%
Grace
Current	0.000%	3.460%	0	38,922	9.676%	12.954%	$—	$145,079,231.35	7.710%	12.225%

TOTAL INTERIM	3.460%	3.460%	163,214	161,836	51.567%	53.863%	$628,027,811.47	$622,327,404.73	47.034%	52.440%

REPAYMENT
Active
Current	4.486%	4.498%	64,826	56,494	21.320%	18.803%	$256,459,079.09	$217,451,969.78	16.708%	18.323%
31-60 Days Delinquent	4.284%	4.496%	6,955	3,371	1.573%	1.122%	$24,521,396.53	$11,416,782.43	1.717%	0.962%
61-90 Days Delinquent	4.243%	4.396%	7,029	2,692	0.542%	0.896%	$24,015,677.36	$8,314,188.73	0.646%	0.701%
91-120 Days Delinquent	4.424%	4.395%	2,148	2,573	0.310%	0.856%	$5,894,348.27	$7,179,180.40	0.237%	0.605%
› 120 Days Delinquent	4.620%	4.298%	1,329	5,853	0.326%	1.948%	$3,702,626.63	$17,070,736.25	0.234%	1.438%
Deferment
Current	3.756%	3.743%	30,400	29,800	14.090%	9.918%	$146,921,535.59	$142,755,714.06	19.282%	12.029%
Forbearance
Current	4.353%	4.336%	34,011	37,712	10.238%	12.551%	$152,488,692.54	$159,845,632.84	14.104%	13.469%

TOTAL REPAYMENT	4.261%	4.252%	146,698	138,495	48.400%	46.095%	$614,003,356.01	$564,034,204.49	52.928%	47.528%

Claims in Process (1)	0.000%	4.256%	—	128	0.033%	0.043%	$—	$381,624.75	0.038%	0.032%
Aged Claims Rejected (2)	0.000%	4.860%	—	1	0.000%	0.000%	$—	$1,313.00	0.000%	0.000%

GRAND TOTAL	3.853%	3.835%	309,912	300,460	100.000%	100.000%	$1,242,031,167.48	$1,186,744,546.97	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

4

V.    2003-3    Portfolio Characteristics by School and Program

LOAN TYPE	WAC	# Loans	$ Amount	%
GSL—Unsubsidized	3.725%	118,181	$531,323,321.47	44.771%
GSL—Subsidized	3.781%	170,165	569,626,831.79	47.999%
PLUS Loans	4.879%	10,864	80,669,871.95	6.798%
SLS Loans	5.335%	1,250	5,124,521.76	0.432%
Total	3.837%	300,460	$1,186,744,546.97	100.000%
SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	3.831%	233,888	$1,015,155,828.64	85.541%
Two Year	3.862%	41,611	104,559,208.99	8.811%
Technical	3.890%	24,912	66,743,159.71	5.624%
Other	4.722%	49	286,349.63	0.024%
Total	3.837%	300,460	$1,186,744,546.97	100.000%

*
Percentages may not total 100% due to rounding.

5

VI.    2003-3    Interest Accruals

A	Borrower Interest Accrued During Collection Period	$8,606,299.63
B	Interest Subsidy Payments Accrued During Collection Period	2,258,266.61
C	SAP Payments Accrued During Collection Period	0.00
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION)	33,436.25
E	INV Earnings Accrued for Collection Period (CAPPED INT ACCT)	4,203.80
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)	62,055.33

G	Net Expected Interest Collections	$10,964,261.62

VII.    2003-3    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.002945918	03/26/03-06/16/03	1.29333%
B	Class A-2 Interest Rate	0.002991474	03/26/03-06/16/03	1.31333%
C	Class A-3 Interest Rate	0.003150918	03/26/03-06/16/03	1.38333%
D	Class A-4 Interest Rate	0.003447029	03/26/03-06/16/03	1.51333%
E	Class B Interest Rate	0.004289807	03/26/03-06/16/03	1.88333%

6

VIII.    2003-3    Inputs From Original Data    2/24/03

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,242,031,167.74
	ii	Interest To Be Capitalized	14,007,144.26

	iii	Total Pool	$1,256,038,312.00
	iv	Specified Reserve Account Balance	3,140,096.00

	v	Total Adjusted Pool	$1,259,178,408.00

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$1,268,599,000.00
D	Note Balance 3/26/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$207,000,000.00	$365,000,000.00	$197,000,000.00	$461,548,000.00	$38,051,000.00

E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance						$3,140,096.00
I	Unpaid Primary Servicing Fees from Prior Month(s)						$0.00
J	Unpaid Administration fees from Prior Quarter(s)						$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)						$0.00
L	Interest Due on Unpaid Carryover Servicing Fees						$0.00

7

IX.    2003-3    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Section III-I)		$60,345,720.45	$60,345,720.45
B	Primary Servicing Fees—Current Month		$887,146.14	$59,458,574.31
C	Administration Fee		$20,000.00	$59,438,574.31
D	Noteholder's Interest Distribution Amount
	i	Class A-1	$609,805.10	$58,828,769.21
	ii	Class A-2	$1,091,887.97	$57,736,881.24
	iii	Class A-3	$620,730.91	$57,116,150.33
	iv	Class A-4	$1,590,969.55	$55,525,180.78
	vi	Class B	$163,231.45	$55,361,949.33

	vii	Total Noteholder's Interest Distribution	$4,076,624.98
E	Noteholder's Principal Distribution Amount Paid
	i	Class A-1	$55,361,949.33	$0.00
	ii	Class A-2	$0.00	$0.00
	iii	Class A-3	$0.00	$0.00
	iv	Class A-4	$0.00	$0.00
	vi	Class B	$0.00	$0.00

	vii	Total Noteholder's Principal Distribution	$55,361,949.33
F	Increase to the Specified Reserve Account Balance		$0.00	$0.00
H	Carryover Servicing Fees		$0.00	$0.00
I	Excess to Certificate Holder		$0.00	$0.00

8

X.    2003-3    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class B
	i	Quarterly Interest Due	$609,805.10	$1,091,887.97	$620,730.91	$1,590,969.55	$163,231.45
	ii	Quarterly Interest Paid	609,805.10	1,091,887.97	$620,730.91	$1,590,969.55	163,231.45

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$60,657,010.73	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	55,361,949.33	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$5,295,061.40	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$55,971,754.43	$1,091,887.97	$620,730.91	$1,590,969.55	$163,231.45

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 5/31/03	$1,268,599,000.00
	ii	Adjusted Pool Balance 5/31/03	1,207,941,989.27

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$60,657,010.73

	iv	Adjusted Pool Balance 2/24/03	$1,259,178,408.00
	v	Adjusted Pool Balance 5/31/03	1,207,941,989.27

	vi	Current Principal Due (iv-v)	$51,236,418.73
	vii	Notes Issued Exceeding Adjusted Pool Balance	9,420,592.00

	viii	Principal Distribution Amount (vi + vii)	$60,657,010.73

	ix	Principal Distribution Amount Paid	$55,361,949.33
	x	Principal Shortfall (viii-ix)	$5,295,061.40
C	Total Principal Distribution		$55,361,949.33
D	Total Interest Distribution		4,076,624.98

E	Total Cash Distributions		$59,438,574.31
F	Note Balances			3/26/2003	6/16/2003
	i	A-1 Note Balance	78442GFY7	$207,000,000.00	$151,638,050.67
		A-1 Note Pool Factor		1.0000000000	0.7325509694
	ii	A-2 Note Balance	78442GFZ4	$365,000,000.00	$365,000,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GGA8	$197,000,000.00	$197,000,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GGB6	$461,548,000.00	$461,548,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	vi	B Note Balance	78442GGC4	$38,051,000.00	$38,051,000.00
		B Note Pool Factor		1.0000000000	1.0000000000
G	Reserve Account Reconciliation
	i	Beginning of Period Balance	$3,140,096.00
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$3,140,096.00
	v	Required Reserve Account Balance	$3,012,324.16
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$127,771.84
	viii	Ending Reserve Account Balance	$3,012,324.16

9

XI.    2003-3    Historical Pool Information

		02/24/03-05/31/03
Beginning Student Loan Portfolio Balance		$1,242,031,167.48

Student Loan Principal Activity
i	Regular Principal Collections	$37,131,655.96
ii	Principal Collections from Guarantor	488,826.69
iii	Principal Reimbursements	18,934,731.70
iv	Other System Adjustments	—

v	Total Principal Collections	$56,555,214.35
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$424,612.54
ii	Capitalized Interest	(1,693,206.12)

iii	Total Non-Cash Principal Activity	$(1,268,593.58)

(-) Total Student Loan Principal Activity		$55,286,620.77

Student Loan Interest Activity
i	Regular Interest Collections	$3,247,171.28
ii	Interest Claims Received from Guarantors	6,412.07
iii	Collection Fees/Returned Items	5,030.70
iv	Late Fee Reimbursements	89,819.17
v	Interest Reimbursements	155,917.65
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	1,129,823.65

ix	Total Interest Collections	$4,634,174.52
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(297,897.66)
ii	Capitalized Interest	1,693,206.12

iii	Total Non-Cash Interest Adjustments	$1,395,308.46

Total Student Loan Interest Activity		$6,029,482.98
(=) Ending Student Loan Portfolio Balance		$1,186,744,546.71

(+) Interest to be Capitalized		$18,185,118.14

(=) TOTAL POOL		$1,204,929,664.85

(+) Reserve Account Balance		$3,012,324.16

(=) Total Adjusted Pool		$1,207,941,989.01

10

XII.    2003-3    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$1,220,312,610	7.82%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.

11

SLM Student Loan Trust 2003-4

Quarterly Servicing Report
Report Date:	5/31/2003	Reporting Period: 3/17/03-5/31/03

I.    Deal Parameters

	Student Loan Portfolio Characteristics		3/17/2003	Activity	5/31/2003
A	i	Portfolio Balance	$2,246,024,417.20	$(20,779,506.15)	$2,225,244,911.05
	ii	Interest to be Capitalized	10,306,076.10		9,851,972.13

	iii	Total Pool	$2,256,330,493.30		$2,235,096,883.18
	iv	Specified Reserve Account Balance	5,640,826.00		5,587,742.21

	v	Total Adjusted Pool	$2,261,971,319.30		$2,240,684,625.39

B	i	Weighted Average Coupon (WAC)	6.301%		6.296%
	ii	Weighted Average Remaining Term	266.68		265.38
	iii	Number of Loans	114,314		113,673
	iv	Number of Borrowers	70,998		70,523
	v	Aggregate Outstanding Principal Balance—T-Bill	$451,347,902.66		$443,955,363.50
	vi	Aggregate Outstanding Principal Balance—Commercial Paper	$1,804,982,590.64		$1,791,141,519.68
	Notes and Certificates			Spread	Balance 4/16/03	% of O/S Securities	Balance 6/16/03	% of O/S Securities
C	i	A-1 Notes	78442GGH3	0.020%	$184,000,000.00	8.074%	$145,790,625.39	6.507%
	ii	A-2 Notes	78442GGJ9	0.040%	284,000,000.00	12.462%	284,000,000.00	12.675%
	iii	A-3 Notes	78442GGK6	0.100%	290,000,000.00	12.726%	290,000,000.00	12.942%
	iv	A-4 Notes	78442GGL4	0.220%	314,000,000.00	13.779%	314,000,000.00	14.013%
	v	A-5A Notes	78442GGD2	—	200,000,000.00	8.776%	200,000,000.00	8.926%
	vi	A-5B Notes	78442GGE0	—	200,000,000.00	8.776%	200,000,000.00	8.926%
	vii	A-5C Notes	78442GGF7	0.160%	338,527,000.00	14.855%	338,527,000.00	15.108%
	viii	A-5D Notes	78442GGG5	—	200,000,000.00	8.776%	200,000,000.00	8.926%
	ix	A-5E Notes	78442GGN0	0.250%	200,000,000.00	8.776%	200,000,000.00	8.926%
	x	B Notes	78442GGM2	0.650%	68,367,000.00	3.000%	68,367,000.00	3.051%

	xi	Total Notes			$2,278,894,000.00	100.000%	$2,240,684,625.39	100.000%

	Reserve Account		4/16/2003	6/16/2003
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)	$5,640,826.00	$—
	iii	Specified Reserve Acct Balance ($)		$5,587,742.21
	iv	Reserve Account Floor Balance ($)	$3,384,496.00	$3,384,496.00
	v	Current Reserve Acct Balance ($)	$5,640,826.00	$5,587,742.21
	Other Accounts		4/16/2003	6/16/2003
E	i	Remarketing Fee Account	$3,984,845.00	$3,984,845.00
	ii	Capitalized Interest Account	$20,000,000.00	$20,028,427.38
	iii	Principal Accumulation Account (A-5A)	$—	$—
	iv	Supplemental Interest Account (A-5A)	$—	$—
	v	Principal Accumulation Account (A-5B)	$—	$—
	vi	Supplemental Interest Account (A-5B)	$—	$—
	vii	Principal Accumulation Account (A-5D)	$—	$—
	viii	Supplemental Interest Account (A-5D)	$—	$—

II.    2003-4    Transactions from:    3/17/2003 through:    5/31/2003

A	Student Loan Principal Activity
	i	Regular Principal Collections	$25,093,900.86
	ii	Principal Collections from Guarantor	336,084.11
	iii	Principal Reimbursements	5,561,676.60
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$30,991,661.57
B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$252,902.64
	ii	Capitalized Interest	(10,465,058.06)

	iii	Total Non-Cash Principal Activity	$(10,212,155.42)
C	Total Student Loan Principal Activity		$20,779,506.15

D	Student Loan Interest Activity
	i	Regular Interest Collections	$18,041,795.04
	ii	Interest Claims Received from Guarantors	3,421.80
	iii	Collection Fees/Returned Items	2,150.66
	iv	Late Fee Reimbursements	173,253.89
	v	Interest Reimbursements	30,993.25
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	0.00
	viii	Subsidy Payments	0.00

	ix	Total Interest Collections	$18,251,614.64
E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(252,856.39)
	ii	Capitalized Interest	10,465,058.06

	iii	Total Non-Cash Interest Adjustments	$10,212,201.67
F	Total Student Loan Interest Activity		$28,463,816.31

G.	Non-Reimbursable Losses During Collection Period		$—
H.	Cumulative Non-Reimbursable Losses to Date		$—

III.    2003-4    Collection Account Activity    3/17/2003 through    5/31/2003

A	Principal Collections
	i	Principal Payments Received—Cash	$19,857,781.68
	ii	Cash Consolidation Principal Payments	$5,572,203.29
	iii	Cash Forwarded by Administrator on behalf of Seller	175,593.86
	iv	Cash Forwarded by Administrator on behalf of Servicer	0.00
	v	Cash Forwarded by Administrator for Consolidation Activity	5,386,082.74

	vi	Total Principal Collections	$30,991,661.57
B	Interest Collections
	i	Interest Payments Received—Cash	$17,958,600.64
	ii	Cash Consolidation Interest Payments	$86,616.20
	iii	Cash Forwarded by Administrator on behalf of Seller	787.30
	iv	Cash Forwarded by Administrator on behalf of Servicer	(400.17)
	v	Cash Forwarded by Administrator for Consolidation Activity	30,606.12
	vi	Collection Fees/Returned Items	2,150.66
	vii	Cash Forwarded by Administrator for Late Fee Activity	173,253.89

	viii	Total Interest Collections	$18,251,614.64
C	Other Reimbursements		$295,355.28
D	Reserves In Excess of the Requirement		$53,083.79
E	Reset Period Target Amount Excess		$—
F	Interest Rate Cap Proceeds		$—
G	Interest Rate Swap Proceeds		$3,136,833.34
H	Administrator Account Investment Income		$31,708.23
I	Trust Account Investment Income		$30,864.30
J	Funds Released from Capitalized Interest Account		$—
	TOTAL AVAILABLE FUNDS		$52,791,121.15
	LESS FUNDS PREVIOUSLY REMITTED: Servicing Fees		$(466,394.90)
	Consolidation Loan Rebate Fees		$(1,926,140.00)

K	NET AVAILABLE FUNDS		$50,398,586.25

L	Servicing Fees Due for Current Period		$930,723.61

	Less:	Servicing ADJ [A iv + B iv]	$400.17

M		Carryover Servicing Fees Due	$—

N	Administration Fees Due	$25,000.00

O	Total Fees Due for Period	$956,123.78

IV.    2003-4    Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%*		Principal Amount		%*
STATUS
	3/17/2003	5/31/2003	3/17/2003	5/31/2003	3/17/2003	5/31/2003	3/17/2003	5/31/2003	3/17/2003	5/31/2003
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%
Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$—	$—	0.000%	0.000%

REPAYMENT
Active
Current	6.170%	6.167%	82,785	81,380	72.419%	71.591%	$1,536,623,203.15	$1,495,160,358.92	68.415%	67.191%
31-60 Days Delinquent	6.839%	7.008%	2,166	2,380	1.895%	2.094%	$43,329,684.37	$46,576,617.37	1.929%	2.093%
61-90 Days Delinquent	7.011%	7.239%	973	1,120	0.851%	0.985%	$19,179,159.93	$23,652,884.27	0.854%	1.063%
91-120 Days Delinquent	7.044%	7.238%	618	582	0.541%	0.512%	$12,488,605.49	$11,838,718.37	0.556%	0.532%
› 120 Days Delinquent	6.707%	7.456%	962	765	0.842%	0.673%	$18,664,166.37	$17,135,650.03	0.831%	0.770%
Deferment
Current	6.322%	6.321%	9,582	9,209	8.382%	8.101%	$204,689,205.03	$198,242,052.92	9.113%	8.909%
Forbearance
Current	6.641%	6.526%	17,228	18,202	15.071%	16.013%	$411,050,392.86	$431,967,027.66	18.301%	19.412%

TOTAL REPAYMENT	7.397%	6.295%	114,314	113,638	100.000%	99.969%	$2,246,024,417.20	$2,224,573,309.54	100.000%	99.970%

Claims in Process (1)	0.000%	7.021%	—	35	0.000%	0.031%	$—	$671,601.51	0.000%	0.030%
Aged Claims Rejected (2)	0.000%	0.000%	—	—	0.000%	0.000%	$—	$—	0.000%	0.000%

GRAND TOTAL	6.301%	6.296%	114,314	113,673	100.000%	100.000%	$2,246,024,417.20	$2,225,244,911.05	100.000%	100.000%

(1)
Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)
Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*
Percentages may not total 100% due to rounding.

V.    2003-4    Portfolio Characteristics by School and Program

SCHOOL TYPE	WAC	# Loans	$ Amount	%
Four Year	8.824%	303	$7,722,725.24	0.347%
Two Year	8.571%	23	282,237.88	0.013%
Technical	8.980%	41	450,766.86	0.020%
Other	6.286%	113,306	2,216,789,181.07	99.620%
Total	6.296%	113,673	$2,225,244,911.05	100.000%
* 100% of the Trust Student Loans are consolidation loans.

*
Percentages may not total 100% due to rounding.

VI.    2003-4    Various Interest Accruals and Floating Rate Swap Payments

A	Borrower Interest Accrued During Collection Period		$27,746,462.15
B	Interest Subsidy Payments Accrued During Collection Period		748,158.58
C	SAP Payments Accrued During Collection Period		21,422.75
D	Investment Earnings Accrued for Collection Period (TRUST ACCOUNTS except CAP INT ACCT)		30,864.30
E	Investment Earnings (CAP INT ACCOUNTS)		28,427.38
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)		31,708.23
G	Consolidation Loan Rebate Fees		(1,926,140.00)

H	Net Expected Interest Collections		$26,680,903.39
I	Interest Rate Cap Payments Due to the Trust
			Cap
	i	Cap Notional Amount	$500,000,000.00
	ii	Libor (Interpolated first period)	1.30625%
	iii	Cap %	5.00000%
	iv	Excess Over Cap ( ii-iii)	0.00000%
	v	Cap Payments Due to the Trust	$0.00
J	Interest Rate Swap on Fixed Rate Reset Notes
		A-5A Swap Calc	A-5B Swap Calc	A-5C Swap Calc	A-5D Swap Calc	A-5E Swap Calc
Swap Payments
i	Notional Swap Amount	200,000,000	200,000,000	—	200,000,000	—
SLM Student Loan Trust Pays:
iia	3 Month Libor	1.30625%	1.30625%	0.00000%	1.30625%	0.00000%
iib	Spread	0.099%	0.189%	0.000%	0.274%	0.000%

iic	Pay Rate	1.405%	1.495%	0.000%	1.580%	0.000%
iii	Gross Swap Payment Due Counterparty	$476,223.61	$506,723.61	$0.00	$535,529.17	$0.00
iv	Days in Period 4/16/2003 6/16/2003	61	61	61	61	61
Counterparty Pays:
v	Fixed Rate Equal To Respective Reset Note Rate	2.16000%	3.39000%	0.00000%	4.02000%	0.00000%
vi	Gross Swap Receipt Due Trust	$708,000.00	$1,111,166.67	$0.00	$1,317,666.67	$0.00
vii	Days in Period 4/16/2003 6/15/2003	59	59	59	59	59

VII.    2003-4    Accrued Interest Factors

		Accrued Int Factor	Accrual Period	Rate	Index
A	Class A-1 Interest Rate	0.002247257	(4/16/03-6/16/03)	1.32625%	LIBOR
B	Class A-2 Interest Rate	0.002281146	(4/16/03-6/16/03)	1.34625%	LIBOR
C	Class A-3 Interest Rate	0.002382813	(4/16/03-6/16/03)	1.40625%	LIBOR
D	Class A-4 Interest Rate	0.002586146	(4/16/03-6/16/03)	1.52625%	LIBOR
E	Class A-5A Interest Rate	0.003540000	(4/16/03-6/15/03)	2.16000%	Fixed
F	Class A-5B Interest Rate	0.005555833	(4/16/03-6/15/03)	3.39000%	Fixed
G	Class A-5C Interest Rate	0.002484479	(4/16/03-6/16/03)	1.46625%	LIBOR
H	Class A-5D Interest Rate	0.006588333	(4/16/03-6/15/03)	4.02000%	Fixed
I	Class A-5E Interest Rate	0.002636979	(4/16/03-6/16/03)	1.55625%	LIBOR
J	Class B Interest Rate	0.003314757	(4/16/03-6/16/03)	1.95625%	LIBOR

VIII.    2003-4    Inputs From Original Data    3/17/2003

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,246,024,417.20
	ii	Interest To Be Capitalized	10,306,076.10

	iii	Total Pool	$2,256,330,493.30
	iv	Specified Reserve Account Balance	5,640,826.00

	v	Total Adjusted Pool	$2,261,971,319.30

B	Total Note and Certificate Factor		1.00000000000
C	Total Note Balance		$2,278,894,000.00
D	Note Balance 4/16/2003		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class A-5D	Class A-5E	Class B
	i	Current Factor	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$184,000,000.00	$284,000,000.00	$290,000,000.00	$314,000,000.00	$200,000,000.00	$200,000,000.00	$338,527,000.00	$200,000,000.00	$200,000,000.00	$68,367,000.00

E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance											$5,640,826.00
I	Unpaid Primary Servicing Fees from Prior Month(s)											$0.00
J	Unpaid Administration fees from Prior Quarter(s)											$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)											$0.00
L	Interest Due on Unpaid Carryover Servicing Fees											$0.00

IX.    2003-4    Remarketing Fee and Trigger Events

	Remarketing Fee Account Reconciliation	A-5A	A-5B	A-5C	A-5D	A-5E	Total
	Next Reset Date	9/15/2005	3/17/2008	3/17/2008	3/15/2010	3/15/2010
i	Reset Period Target Amount	$700,000	$700,000	$1,184,845	$700,000	$700,000	$3,984,845
ii	Remarketing Fee Account Balance (net of inv earnings)	$700,000	$700,000	$1,184,845	$700,000	$700,000	$3,984,845

iii	Quarterly Funding Amount	$—	$—	$—	$—	$—	$—

X.    2003-4    Trigger Events

A	Has Stepdown Date Occurred?	N
	The Stepdown Date is the earlier of (1) 6/16/2008 or (2) the first date on which no class A notes remain outstanding.
B	Note Balance Trigger	N
	Class A Percentage	100.00%
	Class B Percentage	0.00%

XI.    2003-4    Waterfall for Distributions

				Remaining Funds Balance
A	Total Available Funds (Section III-K)		$50,398,586.25	$50,398,586.25
B	Primary Servicing Fees—Current Month		$931,123.78	$49,467,462.47
C	Administration Fee		$25,000.00	$49,442,462.47
D	Aggregate Quarterly Funding Amount		$0.00	$49,442,462.47
E	Noteholder's Interest Distribution Amounts
	i	Class A-1	$413,495.28	$49,028,967.19
	ii	Class A-2	$647,845.42	$48,381,121.77
	iii	Class A-3	$691,015.63	$47,690,106.14
	iv	Class A-4	$812,049.79	$46,878,056.35
	v	Class A-5A	$708,000.00	$46,170,056.35
	vi	Class A-5B	$1,111,166.67	$45,058,889.68
	vii	Class A-5C	$841,063.28	$44,217,826.40
	viii	Class A-5D	$1,317,666.67	$42,900,159.73
	ix	Class A-5E	$527,395.83	$42,372,763.90
	x	Aggregate Interest Rate Swap Payments	$1,518,476.39	$40,854,287.51

		Total	$8,588,174.96
F	Class B Noteholders' Interest Distribution Amount		$226,619.99	$40,627,667.52
G	Noteholder's Principal Distribution Amounts Paid (or set aside*)
	i	Class A-1	$38,209,374.61	$2,418,292.91
	ii	Class A-2	$0.00	$2,418,292.91
	iii	Class A-3	$0.00	$2,418,292.91
	iv	Class A-4	$0.00	$2,418,292.91
	v	Class A-5A	$0.00	$2,418,292.91
	vi	Class A-5B	$0.00	$2,418,292.91
	vii	Class A-5C	$0.00	$2,418,292.91
	viii	Class A-5D	$0.00	$2,418,292.91
	ix	Class A-5E	$0.00	$2,418,292.91

		Total	$38,209,374.61
H	Increase to Supplemental Interest Account		$0.00	$2,418,292.91
I	Class B Noteholder's Principal Distribution Amount		$0.00	$2,418,292.91
J	Increase to the Specified Reserve Account		$0.00	$2,418,292.91
K	Carryover Servicing Fees		$0.00	$2,418,292.91
L	Remarketing Costs in Excess of Remarketing Fee Account		$0.00	$2,418,292.91
M	Excess to Excess Distribution Certificate Holder		$2,418,292.91	$0.00

*
Amounts allocated to classes of fixed rate reset notes are deposited into their accumulation account for distribution on the next related reset date

XII.    2003-4    Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5A	Class A-5B	Class A-5C	Class A-5D	Class A-5E	Class B
	i	Quarterly Interest Due	$413,495.28	$647,845.42	$691,015.63	$812,049.79	$708,000.00	$1,111,166.67	$841,063.28	$1,317,666.67	$527,395.83	$226,619.99
	ii	Quarterly Interest Paid	413,495.28	647,845.42	691,015.63	812,049.79	708,000.00	1,111,166.67	841,063.28	1,317,666.67	527,395.83	226,619.99

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	vii	Quarterly Principal Due	$38,209,374.61	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid	38,209,374.61	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$38,622,869.89	$647,845.42	$691,015.63	$812,049.79	$708,000.00	$1,111,166.67	$841,063.28	$1,317,666.67	$527,395.83	$226,619.99

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 4/16/2003	$2,278,894,000.00
	ii	Adjusted Pool Balance 5/31/2003	2,240,684,625.39

	iii	Adjusted Pool Exceeding Notes Balance (i-ii)	$38,209,374.61

	iv	Adjusted Pool Balance 3/17/2003	$2,261,971,319.30
	v	Adjusted Pool Balance 5/31/2003	2,240,684,625.39

	vi	Current Principal Due (iv-v)	$21,286,693.91
	vii	Notes Issued Exceeding Adjusted Pool Balance	16,922,680.70

	viii	Principal Distribution Amount (vi + vii)	$38,209,374.61

	ix	Principal Distribution Amount Paid	$38,209,374.61
	x	Principal Shortfall (viii-ix)	$—
C	Total Principal Distribution		$38,209,374.61
D	Total Interest Distribution		7,296,318.56

E	Total Cash Distributions		$45,505,693.17

F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,640,826.00
	ii	Deposits to correct Shortfall	$—
	iv	Total Reserve Account Balance Available	$5,640,826.00
	v	Required Reserve Account Balance	$5,587,742.21
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve — Release to Waterfall	$53,083.79
	viii	Ending Reserve Account Balance	$5,587,742.21
G	Note Balances			4/16/2003	6/16/2003
	i	A-1 Note Balance	78442GGH3	$184,000,000.00	$145,790,625.39
		A-1 Note Pool Factor		1.0000000000	0.7923403554
	ii	A-2 Note Balance	78442GGJ9	$284,000,000.00	$284,000,000.00
		A-2 Note Pool Factor		1.0000000000	1.0000000000
	iii	A-3 Note Balance	78442GGK6	$290,000,000.00	$290,000,000.00
		A-3 Note Pool Factor		1.0000000000	1.0000000000
	iv	A-4 Note Balance	78442GGL4	$314,000,000.00	$314,000,000.00
		A-4 Note Pool Factor		1.0000000000	1.0000000000
	v	A-5A Note Balance	78442GGD2	$200,000,000.00	200,000,000.00
		A-5A Note Pool Factor		1.0000000000	1.0000000000
	vi	A-5B Note Balance	78442GGE0	$200,000,000.00	$200,000,000.00
		A-5B Note Pool Factor		1.0000000000	1.0000000000
	vii	A-5C Note Balance	78442GGF7	$338,527,000.00	$338,527,000.00
		A-5C Note Pool Factor		1.0000000000	1.0000000000
	viii	A-5D Note Balance	78442GGG5	$200,000,000.00	$200,000,000.00
		A-5D Note Pool Factor		1.000000000	1.000000000
	ix	A-5E Note Balance	78442GGN0	$200,000,000.00	$200,000,000.00
		A-5E Note Pool Factor		1.000000000	1.000000000
	x	B Note Balance	78442GGM2	$68,367,000.00	$68,367,000.00
		B Note Pool Factor		1.0000000000	1.0000000000

XIII.    2003-4    Historical Pool Information

		3/17/03-5/31/03
Beginning Student Loan Portfolio Balance		$2,246,024,417.20

Student Loan Principal Activity
i	Regular Principal Collections	$25,093,900.86
ii	Principal Collections from Guarantor	336,084.11
iii	Principal Reimbursements	5,561,676.60
iv	Other System Adjustments	—

v	Total Principal Collections	$30,991,661.57
Student Loan Non-Cash Principal Activity
i	Other Adjustments	$252,902.64
ii	Capitalized Interest	(10,465,058.06)

iii	Total Non-Cash Principal Activity	$(10,212,155.42)

(-) Total Student Loan Principal Activity		$20,779,506.15

Student Loan Interest Activity
i	Regular Interest Collections	$18,041,795.04
ii	Interest Claims Received from Guarantors	3,421.80
iii	Collection Fees/Returned Items	2,150.66
iv	Late Fee Reimbursements	173,253.89
v	Interest Reimbursements	30,993.25
vi	Other System Adjustments	—
vii	Special Allowance Payments	—
viii	Subsidy Payments	—

ix	Total Interest Collections	$18,251,614.64
Student Loan Non-Cash Interest Activity
i	Interest Accrual Adjustment	$(252,856.39)
ii	Capitalized Interest	10,465,058.06

iii	Total Non-Cash Interest Adjustments	$10,212,201.67

Total Student Loan Interest Activity		$28,463,816.31
(=) Ending Student Loan Portfolio Balance		$2,225,244,911.05

(+) Interest to be Capitalized		$9,851,972.13

(=) TOTAL POOL		$2,235,096,883.18

(+) Reserve Account Balance		$5,587,742.21

(=) Total Adjusted Pool		$2,240,684,625.39

XIV.    2003-4    Payment History and CPRs

Distribution Date	Actual Pool Balances	Since Issued CPR *
Jun-03	$2,235,096,883	2.23%

*
"Since Issued CPR" is based on the current period's ending pool balance calculated against the original pool balance and assuming cutoff date pool data.